                                                                    Exhibit 10.1

                  Attached is a form of Purchase Agreement for eight separate substantially identical Purchase Agreements entered into by the Company and eight different subsidiaries of MIG Residential REIT, Inc.

                  The differences in the agreements are the identity of the Seller, the property and the appraised value on which the purchase price is calculated, each of which is listed below:


         SELLER                             PROPERTY                            APPRAISED VALUE

1.       MIG REIT Falls, L.L.C.             Windsor Falls                       $17,600,000

2.       MIG 20th & Campbell Corporation    20th & Campbell Apartments          $13,000,000

3.       MIG Properties Corporation         Peachtree Apartments                $ 9,700,000

4.       MIG REIT Morgan Place, Inc.        Morgan Place                        $11,000,000

5.       MIG Hampton Corporation            Hampton Point                       $20,900,000

6.       MIG REIT Annen Woods, Inc.         Annen /Woods                        $ 9,100,000

7.       MIG Desert Oasis Corporation       Desert Oasis Apartments             $13,000,000

8.       MIG Fleetwood, Ltd.                Fleetwood Apartments                $ 6,750,000

                  Eight separate Exhibit As and eight separate Exhibits Bs are attached to the form of Purchase Agreement, each have a legal description for one of the above-referenced properties and a list of personal property to be conveyed with each property, respectively. The remaining exhibits to the various Purchase Agreements are identical.

                               PURCHASE AGREEMENT

                              MIG REIT [SUBSIDIARY]

                                       AND

                      ASSOCIATED ESTATES REALTY CORPORATION

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----

PURCHASE AGREEMENT..........................................................  3
         1.       Agreement to Buy and Sell.................................  3
         2.       Liabilities...............................................  5
         3.       Consideration and Payment/Earnest Money...................  5
         4.       Representations and Warranties of Seller..................  7
         5.       Representations and Warranties of Buyer...................  9
         6.       Seller's Covenants........................................ 10
         7.       Title and Possession of the Property...................... 12
         8.       Conditions to Closing..................................... 15
         9.       Deliveries................................................ 18
         10.      Due Diligence Period...................................... 20
         11.      Closing Date.............................................. 22
         12.      Prorations and Closing Costs.............................. 23
         13.      Fire or Other Casualty.................................... 25
         14.      Condemnation and Eminent Domain........................... 26
         15.      Indemnification........................................... 26
         16.      Miscellaneous............................................. 28

EXHIBIT A         -        LEGAL DESCRIPTION

EXHIBIT A-1       -        PORTFOLIO PROPERTIES

EXHIBIT B         -        LIST OF PERSONAL PROPERTY

EXHIBIT C         -        ASSIGNMENT AND ASSUMPTION OF LEASES AND CLOSING

                           AGREEMENT

EXHIBIT D         -        CERTIFICATE OF SELLER REGARDING PROJECT CONTRACTS
                           AND PERSONAL PROPERTY LEASES

EXHIBIT E         -        LETTER REGARDING BOOKS AND RECORDS

EXHIBIT F         -        SELLER'S CERTIFICATE

EXHIBIT G         -        BUYER'S CERTIFICATE

EXHIBIT H         -        DESCRIPTION OF TRANSACTION

EXHIBIT I         -        INVESTMENT REPRESENTATION LETTER

EXHIBIT J         -        REGISTRATION RIGHTS AGREEMENT

EXHIBIT K         -        APPROVED DUE DILIGENCE MATERIALS

                               PURCHASE AGREEMENT
                               ------------------

                  THIS PURCHASE AGREEMENT (this "Agreement") made as of the _____ day of January, 1998, by and between MIG REIT [SUBSIDIARY], a(n)_______________ corporation, ("Seller") and ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("Buyer"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, Seller is the fee owner of that certain parcel of real property on which a ____-unit apartment complex known as ___________________ located in __________, __________; which real property is more fully described on EXHIBIT A attached hereto and made a part hereof, together with all buildings, fixtures and other improvements located thereon and therein and including all appurtenant rights and easements relating thereto (the "Project");

                  WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller's right, title and interest in and to the Project and the other property of Seller described herein, for the purchase price, on the terms and subject to the conditions set forth herein;

                  WHEREAS, certain other persons, directly or indirectly affiliated with Seller (collectively, "Other Owners") are the respective owners of the apartment projects set forth on EXHIBIT A-1 attached hereto and made a part hereof, which properties are the subject of purchase agreements of even date herewith between Buyer and the Other Owners, respectively (the "Portfolio Purchase Agreements").

                  NOW, THEREFORE, for good and valuable consideration received to the full satisfaction of each of them, the parties agree as follows:

                  1. AGREEMENT TO BUY AND SELL. Upon the terms and subject to the conditions set forth herein, Seller agrees to sell and convey to Buyer at the Closing (as hereinafter defined), and Buyer agrees to buy and take from Seller at the Closing, all of Seller's right, title, estate and interest in and to the following (hereinafter collectively referred to as the "Property"):

                  (a) the Project and all rights, privileges, easements and appurtenances appertaining thereto, including, without limitation, all mineral and water rights, rights of way, easements, licenses or other arrangements with respect to properties adjacent thereto;

                  (b) all appliances, fixtures, plumbing, incinerators, lighting equipment, radiators, furnaces, boilers, hot water heaters, water systems and air-conditioning equipment owned by Seller and located on or in the Project or attached thereto;

                  (c) all furnishings, furniture, equipment, supplies and other personal property owned by Seller, used or usable in connection with the Project and located on or in the Project, including, without limitation, the personal property listed on EXHIBIT B attached hereto and made a part hereof (the "Personal Property");

                  (d) all licenses, permits, consents, authorizations, approvals and certificates of any regulatory, administrative or other governmental agency or body, if any, issued to or held by Seller and related to the ownership or operation of the Project, to the extent transferable (the "Permits");

                  (e) all leases, written or oral, and tenancies with tenants with respect to all or any portion of the Project (the "Tenant Leases");

                  (f) prepaid rentals under Tenant Leases, if any, and any other miscellaneous deposits and prepaid expenses related to the ownership or operation of the Project (collectively, the "Deposits");

                  (g) all leases of equipment (if any), vehicles and other tangible personal property used by Seller in connection with the ownership and operation of the Project, to the extent such leases are transferable (the "Personal Property Leases");

                  (h) all maintenance and service contracts, supply contracts (to the extent Buyer elects to assume them) and other agreements, contracts and contract rights relating to the ownership or operation of the Property, or any part thereof to the extent such contracts, agreements and rights are transferable (the "Project Contracts");

                  (i) all guaranties, warranties and other intangible rights pertaining to the Property, or any part thereof including, without limitation, all guaranties and warranties relating to the construction of the Project including all rights under architects and construction contracts (the "Intangible Rights");

                  (j) all books of account, customer lists, files, papers and records relating to the Project;

                  (k) the right to use the name "____________" or "____________
         Apartments" and derivations thereof.

                  2. LIABILITIES. Buyer shall not, by execution and delivery of this Agreement, its purchase of the Property or otherwise, be deemed to have assumed or otherwise become responsible for any liability or obligation of any nature of Seller, whether relating to Seller's business or any of Seller's assets, operations, businesses or activities, matured or unmatured, liquidated or unliquidated, fixed or contingent, or known or unknown, and whether arising out of occurrences prior to, at or after the Closing, except as provided hereinbelow.

                  3. CONSIDERATION AND PAYMENT/EARNEST MONEY. The total consideration for the Property will be the following, payable by Buyer to Seller as follows:

                  (a) Buyer shall deliver to Seller or Seller's designee a number of common shares, without par value, of Buyer ("Common Shares") issued to Seller (or its designee) computed as follows:

                  (i) if the Closing Share Price is greater than or equal to 106% of the Average Share Price, the number of Common Shares to be issued and delivered shall be equal to ninety nine percent (99%) of the Appraised Value of the Property multiplied by 1.06 and divided by the Closing Share Price;

                  (ii) if the Closing Share Price is less than or equal to the Average Share Price, the number of Common Shares to be issued and delivered shall be equal to ninety nine percent (99%) of the Appraised Value of the Property divided by the Closing Share Price; or

                  (iii) if the Closing Share Price is greater than the Average Share Price but less than 106% of the Average Share Price, the number of Common Shares to be issued shall be equal to ninety nine percent (99%) of the Appraised Value of the Property divided by the Average Share Price.

         (b) One percent (1%) of the Appraised Value deposited in escrow by Buyer on or before the Closing Date (defined below) in immediately available funds (the "Cash Payment").

                  For purposes of this Agreement:

         (A) Appraised Value shall mean an amount equal to ________________ Dollars ($___________).

         (B) Average Share Price shall mean the average of the closing prices on the New York Stock Exchange of the Common Shares for the twenty (20) Trading Days immediately preceding the date hereof.

         (C) Closing Share Price shall mean the average closing prices on the New York Stock Exchange of the Common Shares for the twenty (20) Trading Days immediately preceding the Closing Date.

         (D) Trading Days shall mean each day that Common Shares are traded on the New York Stock Exchange. No certificates for fractional Common Shares shall be issued or delivered in connection with the transaction contemplated by this Agreement. To the extent that a fractional Common Share would otherwise have been deliverable under the formula set out in the preceding portion of this
Section 3(a), Seller shall be entitled to receive a cash payment therefor in an amount equal to the value (determined with reference to the closing price of Common Shares as reported on the New York Stock Exchange Composite Tape on the last full Trading Day immediately prior to the Closing Date) of such fractional interest. Such payment with respect to fractional shares is merely intended to provide a mechanical rounding off of, and is not separately bargained for, consideration

                  Within five (5) business days following the execution of this Agreement, Buyer shall open an escrow account (the "Earnest Money Escrow") with First American Title Insurance Company, Troy, Michigan Office, Commercial Advantage Division (the "Title Company") and deposit the sum of ___________________ Dollars ($__________) (the "Earnest Money Deposit") therein.
Buyer shall notify Seller of the opening, the deposit, the number of the escrow, and the employee or employees of the Title Company in charge of the escrow. Each party shall execute such documentation governing the Earnest

Money Escrow that reflects the relevant provisions of this Agreement and as may otherwise be required by the escrow agent, including reasonable standard form escrow conditions. The Earnest Money Deposit shall be deposited in an interest bearing account as instructed by Buyer and any interest earned shall be added to the Earnest Money Deposit. In the event that the parties proceed to the Closing, then the Earnest Money Deposit, together with all interest earned thereon, shall be applied towards the Cash Payment. Except as otherwise expressly set forth in
Section 11 of this Agreement, upon the termination of this Agreement, the Earnest Money Deposit, together with all interest earned thereon, shall be returned by the Title Company to Buyer. Seller acknowledges that it has disclosed to Buyer any legal conditions or requirements, imposed by law or contract upon its interest in such Earnest Money Escrow by the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or relevant state law, and Seller assumes all responsibility for ensuring the written provisions of the agreement governing such Earnest Money Escrow complies with any such requirements as they apply to Seller; PROVIDED, that Buyer (or its nominee) shall comply with any requirements identified to Buyer by Seller in writing, so long as identified prior to Buyer's establishing said Earnest Money Escrow.

                  4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer that:

                  (a) Seller is, and will be at the Closing, a corporation duly organized and validly existing under the laws of the State of Maryland with the power and authority to execute this Agreement and sell the Property on the terms herein set forth. Seller, is duly authorized to so act, and all requisite action has been taken by Seller to authorize the execution and delivery of this Agreement, the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby.

                  (b) Seller has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Seller pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms.

                  (c) To Seller's Knowledge, there is no litigation, proceeding or action pending against Seller or the Property which questions the validity of this Agreement or any action taken or to be taken by Seller pursuant hereto.

                  (d) To Seller's Knowledge, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any material agreement to which Seller is a party, subject to the obtaining of any required consents or authorizations of, or notices to third parties from whom such consents or authorizations will be obtained or to whom notices will be given prior to Closing.

                  (e) Seller has no Actual Knowledge of any material unresolved litigation adversely affecting the Property or any notice, document or writing threatening or disclosing material litigation, material zoning or building code violations or material environmental law violations at the Property which have not been disclosed to Buyer.

                  (f) To Seller's Knowledge: there has been no material adverse financial change from that shown in Seller's most recent financial statements delivered or made available to Buyer by Seller pursuant to
         Section 10 hereof.

                  (g) The decision to enter into this Agreement has been approved by the Board of Directors of Seller and by a vote of the shareholders in accordance with applicable state law. Each such shareholder has been advised that (A) as a result of MIGRA's entering into the Merger Agreement (as defined in Section 11 hereof), the business operations of MIGRA and Buyer or Buyer's parent will be combined and such Merger Agreement contemplates the sale of property pursuant to this Agreement; and (B) said Merger Agreement, if consummated, would cause MIGRA's shareholders to become substantial shareholders in Buyer or Buyer's parent and its affiliated entities, and cause certain officers and directors of MIGRA to become officers and directors of Buyer or Buyer's parent and its affiliates. Each such shareholder has been provided the opportunity to ask questions and receive from MIGRA information regarding the Property, the consideration to be paid therefore, and MIGRA's interest in the transactions contemplated by this Agreement, to the extent such information is in the possession of MIGRA or may be obtained without unreasonable expense.

                  Notwithstanding any due diligence, investigation or analysis performed by Buyer, the representations and warranties made in this Agreement by Seller shall have the same force and effect as if Buyer undertook no due diligence, investigation or analysis and Seller hereby acknowledges and agrees that the representations and warranties made in this Agreement by Seller shall be unaffected by any such due diligence, investigation or analysis; provided, however, that Buyer shall not be entitled to recover on any representation or warranty set forth in this Agreement if Buyer's due diligence made Buyer actually aware, prior to Closing, of any condition of, concerning or relating to the Property which is contrary to those representations and warranties, but no such knowledge shall affect the rights of Buyer to decline to close hereunder if any of the Closing conditions under Section 8(a) hereof are not satisfied.

                  Except to the extent of any matters disclosed by Seller on the attachment to EXHIBIT F hereof that will be delivered by Seller to Buyer at Closing, and subject to the provisions of the preceding paragraph (without affecting the rights of Buyer to decline to close hereunder if any of the Closing conditions under Section 8(a) hereof are not satisfied), all of the representations and warranties set forth in this Section 4 shall be deemed renewed by Seller on the Closing Date as if made at such time and shall survive the Closing of the transactions contemplated hereby for a period of one (1) year; provided, that the representations and warranties contained in Subsection 4(g) shall survive the Closing of the transactions contemplated hereby for a period of six (6) years.

                  5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that:

                  (a) Buyer has all necessary power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations have been or will be obtained, or to whom notices have been or will be given, prior to the Closing. This Agreement constitutes, and the other documents and instruments to be delivered by Buyer pursuant hereto when delivered will constitute, the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

                  (b) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, in any material respect, constitute a violation of or be in conflict with or constitute a default under any term or provision of any agreement, instrument or lease to which Buyer is a party.

                  (c) To the best of Buyer's knowledge, there is no litigation, proceeding or action pending or threatened against or relating to Buyer which might materially and adversely affect the ability of Buyer to consummate the transactions contemplated hereby or which questions the validity of this Agreement or any action taken or to be taken by Buyer pursuant hereto.

                  (d) Buyer has qualified to be taxed as a real estate investment trust pursuant to Section 856 through 860 of the Internal Revenue Code, for each of its taxable years ended December 31, 1993 through December 31, 1996, and the Buyer expects to so qualify for the fiscal year ending December 31, 1997.

                  All of the representations and warranties set forth in this
Section 5 shall be deemed renewed by Buyer on the Closing Date as if made at such time and shall survive the closing of the transactions contemplated hereby for a period of one (1) year.

                  6. SELLER'S COVENANTS. On and after the date hereof through the Closing, except as otherwise consented to or approved by Buyer in writing or required by this Agreement, Seller shall:

                  (a) Operate the Property and conduct or cause to be conducted its business in the regular and ordinary course, including the renewal and extension of Tenant Leases, consistent with past practices, and exercise reasonable efforts to preserve intact the operation of the Property.

                  (b) Maintain and keep the Property in good condition and repair and in substantially the same condition as on the date hereof, with the exception of ordinary wear and tear and damage as a result of a casualty.

                  (c) Except in the ordinary course of business and with respect to items of personal property that are no longer useful and have been replaced with items of equivalent value, not remove, sell, mortgage, pledge or otherwise encumber or dispose of any item of property, without the prior written consent of Buyer, which consent will not unreasonably withheld, delayed or conditioned.

                  (d) Continue to maintain all insurance on the Property covering the risks and in the amounts of coverage in effect on the date hereof.

                  (e) Duly observe and perform all material terms, conditions and requirements of the Tenant Leases, the Project Contracts, the Personal Property Leases, not knowingly do any act or omit to do any act, which will, upon the occurrence thereof or with the passage of time, cause a material breach or material default by Seller under any Tenant Lease, Project Contract or Personal Property Lease and continue to seek judicial and other appropriate relief with respect to any tenant breaches under the Tenant Leases, in accordance with Seller's past practices.

                  (f) Not, without the Buyer's prior written consent which shall not be unreasonably withheld, delayed or conditioned (A) renew, amend or extend any Project Contract or Personal Property Lease or enter into or renew any contract or agreement pertaining to any item of Property unless such contract or agreement can be terminated at will without obligation after the Closing or (B) incur any mortgage indebtedness or other material indebtedness relating to the Property.

                  (g) Not take, agree to take or affirmatively consent to the taking of any action in the conduct of the business of Seller, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement or which would cause any representation of Seller contained herein to be or become materially untrue.

                  (h) Use its reasonable efforts (but without expending any substantial funds or exposing itself to any liability or obligation or risk) to obtain all necessary consents and authorizations of third parties to the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby.

                  (i) On or before the Closing Date, cause to be terminated any management contract relating to the Property which is not assumed by Buyer consistent with the terms and conditions of the transaction described on EXHIBIT H attached hereto and made a part hereof.

                  (j) On or before the Closing Date, execute and deliver (or cause its designees to execute and deliver) (i) the Investment Representation Letter attached hereto and made a part hereof as EXHIBIT I and (ii) the Registration Rights Agreement attached hereto and made a part hereof as EXHIBIT J.

                  (k) If Seller is an "employee benefit plan" within the meaning of Section (3)(3) of ERISA, whether or not Seller qualifies as a "governmental plan" within Section 3(32) of ERISA, or an entity which holds plan assets within the meaning of 29 CFR ss. 2510.3- 101, then Seller covenants that all discretionary actions of Seller under this Agreement shall be conducted by a fiduciary of Seller which is independent of MIGRA or, in the case of an entity which holds plan assets, pursuant to directions of the investors in such entity who are independent of MIGRA.

                  7. TITLE AND POSSESSION OF THE PROPERTY.

                  (a) It shall be a condition to Buyer's obligation to close hereunder that the Title Company deliver at Closing to Buyer an ALTA owner's policy of title insurance, 1970 Form B, (rev. 10-17-70 and 10-17-84), or other rated form acceptable to Buyer (acting reasonably), with the standard general exceptions deleted (or, with Buyer's reasonable approval, insured over), subject to rights under the Tenant Leases, and with such endorsements as Buyer may reasonably require, including, without limitation, owner's comprehensive, survey, access, tax parcel, utilities and contiguity endorsements (provided that Buyer pay the costs of all such endorsements), in the amount of the total consideration paid by Buyer to Seller for the Property (the "Title Policy") issued by the Title Company, as assurance that upon Closing, the Buyer holds and will hold good, valid and insurable title in fee simple absolute to the Property including all rights, privileges and easements appurtenant to the Property free and clear of all encumbrances whatsoever, except the following (collectively, the "Permitted Exceptions"):

                             (i) zoning ordinances and regulations; provided the
                  same do not interfere with the use of the Property as an apartment complex;

                            (ii) general real estate taxes, which are a lien but
                  are not yet past due or delinquent at the Closing Date;

                            (iii) rights of tenants under Tenant Leases; and

                            (iv) such easements, covenants, conditions,
                  reservations and restrictions of record disclosed in Schedule B of Seller's existing Title Policy (the "Approved Title Report") and other matters disclosed to and approved by Buyer, in writing, unless otherwise waived or deemed waived by Buyer as hereinafter provided.

                  (b) Seller represents, warrants and covenants to Buyer that upon the Closing Date Buyer will have complete possession of the Property, subject only to the interests of the tenants under the Tenant Leases and the other Permitted Exceptions.

                  (c) Buyer shall obtain, as promptly as reasonably practicable after the execution of this Agreement a current commitment issued by the Title Company to issue the Title Policy (the "Title Commitment") which updates the Approved Title Report with copies of all instruments referred to as exceptions or conditions in the Title Commitment that were not set forth in the Approved Title Report, setting forth all real estate taxes and special assessments, the state of record title to the Property and all exceptions to, or encumbrances upon, title to the Property which would appear in the Title Policy. Buyer shall have until the end of the Due Diligence Period (as defined in Section 10 of this Agreement) to review such items and to give notice to Seller of such objections as Buyer may have to any matters set forth in the Title

         Commitment or survey which were not referenced in the Approved Title Report. Seller understands and agrees that prior to the expiration of the Due Diligence Period, Buyer may deliver to Seller an objection letter or objection letters at any time during the Due Diligence Period and Seller agrees that any such delivery or deliveries shall not be construed in any way to limit or restrict Buyer's right to deliver additional objections to Seller at any time during Due Diligence Period. If Buyer timely (i.e during the Due Diligence Period) objects to any special assessments, defects or encumbrances, Seller shall have until the end of the Due Diligence Period to have such exceptions cured, either by the removal of such exceptions or by the procurement of title insurance endorsements or other resolution satisfactory to Buyer providing coverage against loss or damage as a result of such exceptions. If Seller shall not cure such defects or encumbrances to Buyer's satisfaction by the end of the Due Diligence Period, Buyer, at its option, may (i) terminate this Agreement upon written notice of termination to Seller in accordance with Section 10 of this Agreement, in which event neither party shall thereafter have any liability to the other (except as to matters which, under any other provision of this Agreement are expressly stated to survive a termination of this Agreement), and all funds previously paid or deposited by Buyer, including all accrued interest, shall be returned to Buyer, or (ii) waive its objection to the defects or encumbrances and proceed to the Closing in which event all such waived defects or encumbrances shall be deemed to be Permitted Exceptions hereunder. Notwithstanding the above, any defects in the nature of consensual liens affirmatively granted by Seller or non-consensual monetary liens which do not exceed Twenty Five Thousand Dollars ($25,000) in the aggregate that can be released by payment of the underlying obligation shall be removed, bonded or title insured over by Seller and if not so removed, bonded or title insured over by the Closing then the Appraised Value shall be reduced by an amount sufficient to satisfy such obligations. Buyer shall conclusively be deemed to have waived all objections to any title or survey defect, encumbrance or exception reflected or referenced in the Title Commitment or survey as to which Buyer fails to deliver to Seller a written objection by the end of the Due Diligence Period, and all such matters shall thereafter be deemed to be Permitted Exceptions for purposes of this Agreement.

                  8. CONDITIONS TO CLOSING.

                  (a) Subject to the provisions of Sections 13 and 14 and unless expressly waived by Buyer through written notice to Seller, Buyer's obligations under this Agreement are expressly conditioned upon the satisfaction or occurrence of the following conditions:

                           (i) The representations and warranties of Seller set
                  forth in Section 4 shall have been true and correct in all material respects when made and shall be true and correct in all material respects, as of the Closing and Seller shall have complied with all covenants as set forth in Section 6 herein, and shall have otherwise performed all of its obligations hereunder, in all material respects;

                           (ii) All consents to or authorization of the
                  performance by Seller of its obligations hereunder and the consummation of the transaction contemplated hereby shall have been obtained;

                           (iii) Seller shall have delivered the items required
                  to be delivered to Buyer pursuant to Section 9 and delivered or made available all other items and information required by this Agreement in accordance with the terms of this Agreement;

                           (iv) Buyer shall have notified Seller pursuant to
                  Section 10 herein that Buyer has not discovered a Material Adverse Condition (as defined in Section 10 herein) or Buyer shall be deemed to have so notified Seller;

                           (v) The physical condition of the Property shall not
                  have changed in any material respect from the condition in existence on the last day of the Due Diligence Period (as hereafter defined) and the financial condition of the Property shall not have changed in any material and adverse respect from the condition reflected in the then most current financial statements and other relevant financial materials delivered by Seller to Buyer during the Due Diligence Period (as hereinafter defined);

                           (vi) Unless otherwise expressly instructed through
                  written notice from Buyer to Seller, Seller shall have arranged without any cost or liability to Buyer for the termination effective as of or prior to the Closing, of any management contract of any property manager relating to the Property and shall provide Buyer with written confirmation of such termination on or prior to Closing;

                            (vii) The Title Company shall be ready, willing and
                  able to issue the Title Policy to Buyer in accordance with the provisions of Section 7 hereof;

                           (viii) The transactions described on EXHIBIT H and
                  the closing of the Merger (as that term is defined in the Merger Agreement) and the transactions contemplated by the Portfolio Purchase Agreements shall have closed simultaneously with, or immediately preceding or immediately following the Closing of this transaction; and

                           (ix) Seller (or Seller's designees) shall have
                  executed and delivered the Investment Representation Letter attached hereto as EXHIBIT I and the Registration Rights Agreement attached hereto as EXHIBIT J.

                  (b) Subject to the provisions of Sections 13 and 14 and unless expressly waived by Seller through written notice to Buyer, Seller's obligations under this Agreement are expressly conditioned upon the occurrence of the following events:

                           (i) The representations and warranties of Buyer set
                  forth in Section 5 and 16 of this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects, as of the Closing and Buyer shall have otherwise performed all of its obligations hereunder, in all material respects;

                           (ii) Buyer shall have delivered the items required to
                  be delivered to Seller pursuant to Section 9(c);

                           (iii) the closing of the Merger (as that term is
                  defined in the Merger Agreement) and the transactions contemplated by the Portfolio Purchase Agreements shall have closed simultaneously with, or immediately preceding or immediately following the Closing of this transaction;

                           (iv) All consents to or authorization of the
                  performance by Buyer of its obligations hereunder and the consummation of the transaction contemplated hereby shall have been obtained; and

                           (v) Buyer shall have executed and delivered the
                  Registration Rights Agreement attached hereto as EXHIBIT J.

                  (c) Since the Portfolio Properties constitute substantially all of the assets of MIG Residential REIT, Inc., a Maryland corporation ("MIG REIT"), through MIG REIT's ownership of all the shares of Seller and the Other Owners, MIG REIT's Board of Directors has a fiduciary obligation to the holders of MIG REIT stock to maximize the current and long term value of their shares in MIG REIT. Accordingly, it is agreed that, notwithstanding anything in this Agreement to the contrary, Seller shall have the right (the "Fiduciary Out") to terminate this Agreement and cancel the Earnest Money Escrow on the following terms and conditions:

                           (i) During the period between the date hereof and the
                  Schedule Closing Date, MIG REIT shall be entitled to provide financial information about the Portfolio Properties to third parties who request such information and sign a confidentiality agreement substantially similar to the one signed by Buyer. The parties intend that this Section 8(c) will provide MIG REIT with an opportunity to sell the Portfolio Properties on the following basis. After the date hereof, MIG REIT shall cease or cause to cease all active marketing of the Portfolio Properties by MIG REIT (or others acting on behalf of MIG REIT) through the use of brokers, financial advisors, advertising or other forms of active solicitation. MIG REIT shall, however, be entitled to respond to inquiries from third parties ("Third Party Buyers") to whom information has been supplied previously, or who may learn of the transaction contemplated in this Agreement through public disclosure thereof.

                           (ii) The Third Party Buyers shall be entitled to make
                  offers (the "Third Party Officers") to purchase all of the Portfolio Properties.

                           (iii) If MIG REIT's Committee of Independent
                  Directors recommends that any Third Party Offer should be presented to MIG REIT's Board of Directors, Seller shall provide Buyer with a complete copy of any Third Party Offer(s) so presented promptly after the Board of Directors has had an opportunity to review same.

                           (iv) If, in the opinion of MIG REIT's Board of
                  Directors, the terms of a Third Party Offer are superior to the transactions contemplated in this Agreement and the Portfolio Purchase Agreements, in that MIG REIT's shareholders would realize more value as a result of the acceptance of such Third Party Offer and, as a result, in the opinion of MIG REIT's legal counsel, MIG REIT's directors would have a fiduciary duty to accept such Third Party Offer, Seller shall have the right to send Buyer a written notice (the "Fiduciary Out Notice") to such effect. Seller's sending the Fiduciary Out Notice to Buyer shall constitute an election by Seller to terminate this Agreement and cancel the Earnest Money Escrow, subject to subsection (v) below.

                           (v) If a Fiduciary Out Notice is sent to Buyer, Buyer
                  shall have the right to elect, by giving Seller written notice thereof within ten (10) business days after such Fiduciary Out Notice is sent to Buyer, to either: (A) do nothing, or
                  (B) propose terms and conditions for Buyer to purchase the Property which are at least as advantageous to Seller as the terms and conditions set forth in such Fiduciary Out Notice, which proposed terms and conditions shall include a total purchase price for all the Portfolio Properties at least equal to the total purchase price proposed by the Third Party Buyer named in such Fiduciary Out Notices, plus $250,000. If Buyer elects to do nothing, Seller shall have no obligation to sell the Property to Buyer, but Buyer shall have the right to be paid the Break-Up Fee (as defined below) on the same contingent basis specified in subsection (vii)(B) below. If Buyer proposes such new terms and conditions which are accepted by Seller, in Seller's role and absolute discretion, the Break-Up Fee shall not be payable to Buyer and the parties shall proceed with and complete the purchase and sale of the Property in accordance therewith. If Buyer elects to do nothing, or if Seller does not accept such new terms and conditions proposed by Buyer, Seller shall give written notice to Buyer and the Title Company that this Agreement is terminated and the Earnest Money Escrow is canceled (the "Termination Notice").

                           (vi) If Seller sends the Termination Notice, the
                  Title Company shall automatically and immediately without further instruction from Seller to Buyer, release the Earnest Money Deposit, plus accrued interest, to Buyer.

                           (vii) If Seller sends the Termination Notice, then
                  Seller shall be obligated to pay to Buyer an all-inclusive fee (the "Break-Up Fee") for the purpose of compensating Buyer for the loss of the opportunity to purchase the Property and reimbursing Buyer for all out-of-pocket costs incurred by Buyer in the course of its due diligence review. The Break-Up Fee shall be three percent (3%) of the Appraised Value and shall be paid to Buyer simultaneously with the delivery of the Termination Notice, by wire transfer of immediately available federal funds.

                  UPON THE SENDING OF THE TERMINATION NOTICE, THIS AGREEMENT SHALL BE TERMINATED AND THE BREAK-UP FEE SHALL BE PAID TO BUYER AS PROVIDED ABOVE AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT BUYER'S ACTUAL DAMAGES AS A RESULT OF A TERMINATION OF THIS AGREEMENT PURSUANT TO THIS SECTION 8(c) WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE BREAK-UP FEE HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF BUYER'S DAMAGES AND AS BUYER'S EXCLUSIVE REMEDY AGAINST SELLER FOR TERMINATING THIS AGREEMENT UNDER THIS SECTION 8(c).

                  9. DELIVERIES.

                  (a) Seller shall execute and deliver to Buyer through an escrow with the Title Company as escrowee, at Closing, a good and sufficient special or limited warranty deed, in customary form acceptable to Buyer (the "Deed"), conveying good and insurable fee simple title to the Project to Buyer, free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions, except the Permitted Exceptions. The Permitted Exceptions shall be specifically, and not categorically, set forth in the Deed as exceptions to title.

                  (b) In addition, Seller shall deliver the following to Buyer at or prior to the Closing:

                           (i) Duly executed resolutions adopted by the Board of
                  Directors of Seller authorizing the execution and delivery of this Agreement by Seller, the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby, in such form as Buyer deems necessary or desirable, in its discretion reasonably exercised;

                           (ii) Documents and instruments, in form and substance
                  acceptable to Buyer (acting reasonably), sufficient to convey, transfer and assign to Buyer the Property (other than the Property conveyed by the Deed), including, without limitation, the Assignment and Assumption of Leases and Closing Agreement substantially in the form of EXHIBIT C attached hereto and made a part hereof and the Certificate Regarding Projects and Personal Property Leases substantially in the form of EXHIBIT D attached hereto and made a part hereof;

                           (iii) Customary confirmation of authorization,
                  organization, valid existence, including legal opinions, as Buyer may reasonably request;

                           (iv) All books, records and files relating to the
                  Property and the Seller's operation of the Property (but Seller may retain copies of all of the foregoing), all of which may alternatively be delivered to Buyer at the Property at or prior to Closing together with a Letter Regarding Books and Records substantially in the form of EXHIBIT E attached hereto and made a part hereof;

                           (v) To the extent customarily issued in the
                  jurisdiction in which the Property is located, originals of all certificates of occupancy (or the jurisdictional equivalent of a certificate of occupancy) for all apartment units on the Property, if available, and if not available, true and correct copies thereof;

                           (vi) The originals of all Tenant Leases, Personal
                  Property Leases, Project Contracts and Permits, together with all amendments and any attachments and supplements thereof, all of which may alternatively be delivered to Buyer at the Property upon or prior to Closing (but Seller may retain copies of all of the foregoing);

                           (vii) A FIRPTA Affidavit duly executed by Seller
                  confirming that Seller is a not a "foreign person" under
                  Section 1445 of the Internal Revenue Code;

                           (viii) Settlement statements agreed to by Buyer and
                  executed by Seller;

                           (ix) Signed escrow instructions, reasonably
                  satisfactory to the Title Company and Buyer, in form and substance sufficient to carry out the Closing;

                           (x) A certificate of Seller in the form of EXHIBIT F
                  attached hereto and made a part hereof;

                           (xi) Unless otherwise expressly instructed through
                  written notice from Buyer to Seller, documentation reasonably acceptable to Buyer confirming the termination of any management agreement relating to the Property;

                           (xii) A rent roll that is certified as true and
                  correct by Seller, to its Actual Knowledge, on the Closing Date, dated as of a date not earlier than three (3) days before the Closing Date;

                           (xiii) Such other documents and instruments as may be
                  required by any other provision of this Agreement or as may reasonably be required to give effect to the terms and intent of this Agreement; and

                           (xiv) a copy of any affidavit required by the Title
                  Company to remove the standard printed exceptions from the Title Policy.

                  (c) Buyer shall issue the Common Shares to or for the benefit of Seller, or Seller's designees (provided that they make the investment intent representations set forth in the Investment Representation Letter) and deliver the Cash Payment through escrow on the Closing Date and shall deliver the following documents to Seller on or before the Closing:

                           (i) Settlement statements agreed to by Seller and
                  executed by Buyer;

                           (ii) Signed escrow instructions, reasonably
                  satisfactory to the Title Company and Seller, in form and substance sufficient to carry out the Closing;

                           (iii) A certificate of Buyer in the form of EXHIBIT G
                  attached hereto and made a part hereof;

                           (iv) Documents and instruments, in form and substance
                  acceptable to Buyer and Seller, pursuant to which Buyer accepts and assumes certain post Closing liabilities and obligations of Assignor concerning the Property, including, without limitation, the Assignment and Assumption of Leases and Closing Agreement substantially in the form of EXHIBIT C attached hereto and made a part hereof and the Certificate Regarding Projects and Personal Property Leases substantially in the form of EXHIBIT D attached hereto and made a part hereof;

                           (v) Duly executed resolutions adopted by the Board of
                  Directors of Buyer authorizing the execution and delivery of this Agreement by Buyer, the performance by Buyer of its obligations hereunder and the consummation of the transactions contemplated hereby; and

                           (vi) Such other documents and instruments as may be
                  required by any other provision of this Agreement or as may reasonably be required to give effect to the terms and intent of this Agreement.

                  10. DUE DILIGENCE PERIOD. Buyer acknowledges and agrees that prior to the execution of this Agreement, Buyer has received from Seller or Seller has made available to Buyer true and correct copies of all of the information regarding the Property which is described on EXHIBIT K attached hereto and made a part hereof (the "Approved Due Diligence Materials") and that Buyer has approved the Approved Due Diligence Materials and all information contained therein. For a period of thirty (30) days following execution of this Agreement (the "Due Diligence Period"), Buyer shall be permitted to conduct its own limited inspections of the Property for the sole purposes of updating the Approved Due Diligence Materials, with respect to: (i) obtaining a so-called "Phase I Environmental Assessment" of the Property, (ii) obtaining structural and engineering assessments of the Property, (iii) obtaining the Title Commitment referenced in

Section 7 hereof and (iv) updating or upgrading the survey referenced on EXHIBIT K (the "Updated Due Diligence"). Seller shall grant reasonable access to Buyer and its representatives to the Property for the purpose of conducting the Updated Due Diligence. Seller shall have the right to coordinate and accompany Buyer on any of such inspections. Any and all inspections, examinations, analyses and audits deemed necessary by Buyer shall be performed at Buyer's expense and shall not physically damage the Property. Buyer shall promptly and completely repair and restore any and all damage to the Property that may be caused by, or may occur in connection with or as a result of, any inspection, investigation, audit, test or visit to the Property by Buyer, its employees, and authorized agents and consultants. Buyer shall indemnify, protect, defend and hold Seller and its agents, employees and representatives harmless from and against any and all loss, cost, claim, liability, damage or expense (including, without limitation, attorneys' fees and expenses) arising out of physical damages or injuries to persons or property caused by Buyer's inspections, investigations, audits, tests or visits to the Property. Buyer's restoration and indemnification obligations set forth in this Section shall survive the Closing or termination of this Agreement.

                  Without limiting the rights accorded to Buyer pursuant to
Section 8 hereof, at any time during or at the end of the Due Diligence Period, Buyer, in the event that Buyer's Updated Due Diligence discloses any information which is not contained in the Approved Due Diligence Materials and which could reasonably be expected to have a material adverse impact on the value of the Property ("A Material Adverse Condition"), then, Buyer, in Buyer's sole discretion, may terminate this Agreement (by giving notice of such termination to Seller, including Buyer's specific reasons therefor). Buyer shall notify Seller in writing either during or at the end of the Due Diligence Period with respect to whether or not Buyer has discovered any such Material Adverse Condition. If Buyer's written notice to Seller indicates that the Updated Due Diligence has not disclosed a Material Adverse Condition, then the parties shall, subject to the satisfaction of the conditions set forth herein, proceed to the Closing. If Buyer's written notice to Seller indicates that the Updated Due Diligence has disclosed a Material Adverse Condition, then this Agreement shall terminate and the Earnest Money Deposit (including all interest earned thereon) shall be returned to Buyer. Upon termination of this Agreement by Buyer pursuant to this Section 10, neither party shall thereafter be under any further liability to the other, except as to matters which this Agreement expressly states are to survive a termination of this Agreement. Notwithstanding anything to the contrary contained in this Section 10, if Buyer does not notify Seller by the end of the Due Diligence Period with respect to whether or not the Updated Due Diligence has disclosed a Material Adverse Condition, then Buyer shall be deemed to have notified Seller that the Updated Due Diligence has not disclosed any Material Adverse Condition.

                  11. CLOSING DATE. Unless the parties otherwise agree in writing, the transactions contemplated hereby shall be closed through escrow (the "Closing") on the date that is concurrent with the closing of the transactions contemplated by that certain Agreement and Plan of Merger (the "Merger Agreement") by and among Buyer, MIG Realty Advisors, Inc. ("MIGRA") and certain shareholders of MIGRA (the "Closing Date"), which Closing Date shall be established through written notice given by Buyer to Seller and shall not be later than ten (10) days after the end of the Due Diligence Period (the "Scheduled Closing Date"). Notwithstanding the foregoing, in the event that Buyer determines that the applicable rules of the New York Stock Exchange require its shareholders approval of the transactions contemplated by the Merger Agreement or this Agreement, then Buyer shall have the right at any time up until the Scheduled Closing Date, upon written notice to Seller, to extend the Scheduled Closing Date in order to permit Buyer to obtain such shareholder approval, to a date which is no later than (i) ninety (90) days after the date of this Agreement, if the Securities and Exchange Commission ("SEC") informs Buyer that it will not provide comments to its proxy statement or (ii) one hundred thirty five days (135) after the date of this Agreement, if the SEC provides comments to its proxy statement. After the expiration of the Due Diligence Period, Buyer shall not have the right to terminate this Agreement except pursuant to the provisions of Sections 8(a), 13 or 14 of this Agreement. IF BUYER SHALL DEFAULT IN ITS OBLIGATIONS TO ACQUIRE THE PROPERTY, THEN SELLER SHALL RECEIVE THE EARNEST MONEY DEPOSIT (INCLUDING ALL INTEREST EARNED THEREON) AS LIQUIDATED DAMAGES AND NEITHER PARTY SHALL THEREAFTER BE UNDER ANY FURTHER LIABILITY TO THE OTHER, EXCEPT AS EXPRESSLY OTHERWISE PROVIDED IN THIS AGREEMENT WITH RESPECT TO THE PROVISIONS THAT EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT. THE PARTIES HAVE

AGREED THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY DEPOSIT (INCLUDING ALL INTEREST EARNED THEREON) HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER.

                  INITIALS:     Seller_________  Buyer __________

                  12. PRORATIONS AND CLOSING COSTS. All prorations, adjustments and final readings shall be made as of 11:59 pm of the day preceding the Closing Date, unless otherwise mutually agreed to by the parties (the "Adjustment Date"), by the Title Company based on information provided by the parties, as follows:

                  (a) Payments under any Project Contracts or Personal Property Leases and fees for any transferable licenses and permits which are assigned to Buyer, shall be prorated.

                  (b) General real estate taxes shall be prorated, using for such purpose the rate and valuation shown on the last available tax duplicate, but subject to further adjustment as provided below. If any real estate taxes prorated at Closing or assessments paid by Seller (as set forth below) are later increased for any reason whatsoever, including, without limitation, the real estate taxes and assessments shown on the later issued actual tax duplicate being greater than those shown on the tax duplicate available at Closing or because of any additions or corrections to the tax duplicate assessed by reason of Buyer's acquisition of the Property, then Seller shall promptly pay all such increases allocable to the period prior to the Closing and Seller shall protect, indemnify, defend, and hold Buyer harmless from and against all such real estate tax and assessment increases, which obligations on the part of the Seller shall survive the Closing. If any real estate taxes prorated at Closing or assessments paid by Seller (as set forth below) are later decreased for any reason whatsoever, including, without limitation, the real estate taxes and assessments shown on the later issued actual tax duplicate being less than those shown on the tax duplicate available at Closing or because of any corrections to the tax duplicate assessed by reason of Buyer's acquisition of the Property or because of any post-Closing reduction in, or refund or rebate of, any taxes relating wholly or in part to a period before the Closing, then Buyer shall promptly pay to Seller the savings allocable to the period prior to the Closing (less any costs incurred by Buyer to any unaffiliated third parties in connection with obtaining the reduction of such tax bill), which obligation shall survive the Closing. Any special assessments that are a lien on the Property as of the date of this Agreement shall be paid by Seller without proration. Any special assessments that become a lien on the Property after the date of this Agreement shall be paid as follows: Seller shall pay all installments that are due and payable prior to the Closing Date and Buyer shall pay all installments that become due and payable on or after the Closing Date.

                  (c) Collected rents shall be prorated based upon the total rent roll payable for the month in which Closing occurs. In the event that Buyer receives current rent from any tenants for the month in which the Closing occurs, then Buyer shall deliver to Seller (outside of escrow) the portion of such current rents attributable to periods prior to the Adjustment Date. Additionally, in the event that any tenant, who as of the Closing is delinquent in the rental payments due Seller, delivers to Buyer a rent check in an amount in excess of the rent due Buyer for the month for which such check is delivered, Buyer shall allocate such excess first to pay reasonable outside collection costs, if any, paid to unaffiliated third parties, then to pay rents which become due after Closing, then pay remaining funds to Seller for any rents delinquent prior to Closing and were due as of the date such payment was received; provided, however, in no event shall Buyer be obligated to collect delinquent rents on Seller's behalf.

                  (d) Final readings and final billings for utilities shall be made as of the Adjustment Date. Seller shall pay all outstanding amounts due as of such time, or such amounts shall be credited to Buyer at Closing. If final readings and billings cannot be obtained prior to Closing, the final bills, when received, shall be prorated as of the Adjustment Date and the Title Company shall hold in escrow an amount equal to 125% of the reasonably anticipated amount of such billings, based upon the most recent available billings for similar periods until the Title Company shall have received notice of payment of such bills, at which time any remaining amount being withheld for such purpose shall be distributed to the Seller.

                  (e) Buyer shall receive a credit at Closing for all deposits, including security deposits, under the Tenant Leases which are not delivered or assigned to Buyer at Closing.

                  (f) Seller shall pay in connection with this transaction the following closing costs: (i) any state or local real or personal property transfer taxes, documentary stamps, fees or other charges relating to the transfer of the Property and (ii) one-half of any escrow charges. Buyer shall pay in connection with this transaction the following closing costs: (i) all recording fees, (ii) the costs of the Title Policy and all endorsements thereto and (iii) one-half of any escrow charges. Each party shall pay its own attorneys' fees. All closing costs allocable to Seller, including, without limitation, any prorations to which Buyer may be entitled by reason of the foregoing shall be credited against the balance of the Appraised Value to be paid at Closing.

                  13. FIRE OR OTHER CASUALTY. Seller agrees to promptly advise Buyer in writing of any material damage to the Property. If all or any substantial portion of the Property (i.e. 10% or more of the value) shall, prior to the Closing, be damaged or destroyed by fire or any other cause, and such damage shall not have been repaired or reconstructed prior to the Closing in a good and workmanlike manner to the reasonable satisfaction of Buyer, Buyer may, at Buyer's option: (a) remain obligated to perform this Agreement and receive all insurance proceeds received by or payable to Seller as a result of such damage or destruction plus an amount equal to any insurance policy deductible; or (b) by written notice of termination given to Seller not later than thirty
(30) days after Seller provides Buyer with written notice of such damage or destruction, terminate this Agreement and receive any documents, instruments and funds previously deposited or paid including the Earnest Money Deposit (together with all interest earned thereon). If an unsubstantial portion of the Property (i.e. 10% or less of the value) shall, prior to the Closing, be damaged or destroyed by fire or any other cause and such damage shall not have been repaired or reconstructed prior to the Closing in a good and workmanlike manner to the reasonable satisfaction of Buyer, then Buyer shall be obligated to proceed to close the transaction contemplated hereby, but shall receive from Seller, on the Closing Date, an assignment of proceeds of the insurance payable under Seller's insurance policy plus an amount equal to any insurance policy deductible. Upon termination of this Agreement by Buyer pursuant to this Section 13, neither party shall thereafter be under any further liability to the other, except as otherwise expressly set forth in this Agreement.

                  14. CONDEMNATION AND EMINENT DOMAIN. If, prior to the Closing, all or any portion of the Property shall be subjected to a taking, either total or partial, by eminent domain, condemnation, or for any public or quasi-public use, Buyer shall have the right to either (a) terminate this Agreement by giving written notice of termination to Seller, in which event all funds and documents deposited by Buyer and Seller shall be refunded or returned to the depositing party and neither party shall thereafter be under any further liability to the other and Buyer shall receive the Earnest Money Deposit, or (b) proceed to close this transaction in which case Seller shall assign to Buyer at Closing all of the proceeds and/or awards from such condemnation action. Seller and Buyer each agree to forward promptly to the other any notice of intent received pertaining to a taking of all or a portion of the Property by way of condemnation, eminent domain or similar procedure for a taking of the Property in connection with any public or quasi-public use.

                  15. INDEMNIFICATION.

                  (a) Subject to Section 15(c) of this Agreement, Buyer shall fully indemnify, protect, defend and hold Seller and its representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages, awards, judgements, penalties, costs and expenses (including reasonable attorneys' fees and expenses) arising out of or in connection with (i) the Property or the ownership thereof or arising under, relating to or concerning any of the Tenant Leases, Permits, Deposits, Personal Property Leases, Project Contracts, Intangible Rights if such claims, demands, losses, liabilities, damages or expenses first arise, accrue or exist or relate to any period of time from or after the Closing (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation or warranty made by Seller hereunder), or (ii) the inaccuracy or any representation or warranty made by Buyer hereunder.

                  (b) Subject to Section 15(c) of this Agreement, Seller shall fully indemnify, protect, defend and hold Buyer, its successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages, awards, judgements, penalties, and expenses (including reasonable attorneys' fees and expenses) arising out of or in connection with (i) the inaccuracy of any representation or warranty made by Seller hereunder, or (ii) the ownership of the Property prior to the Closing (including, without limitation, any claim, demand, loss, liability, damage, award, judgement, penalty or expense arising under, relating to or concerning any of the Tenant Leases, Permits, Deposits, Personal Property Leases, Project Contracts or the Intangible Rights), but only if such claims, demands, losses, liabilities, damages or expenses first arose, accrued, existed or related to any period of time before the Closing (except to the extent that such indemnification obligation would arise directly as a result of the inaccuracy of any representation made by Buyer hereunder).

                  (c) Notwithstanding anything in the preceding Sections 15(a) and 15(b) or elsewhere in this Agreement to the contrary, any claim for indemnification under clause (ii) of Section 15(a) or Section 15(b) must be asserted in writing and with specificity by the date (the "Claim Expiration Date") which for the matters referenced in Section 4(g) of this Agreement is six (6) years after the Closing Date and with respect to the other provisions of this Agreement is three hundred sixty five (365) days after the Closing Date, and any and all claims not so asserted by the applicable Claim Expiration Date shall automatically expire and be deemed to have been forever waived, released and of no force or effect and (B) the total amounts recoverable by Buyer against Seller or by Seller against Buyer with respect to such matters, shall not exceed, in the aggregate, Five Hundred Thousand Dollars ($500,000) plus attorneys' fees and expenses incurred in enforcing the indemnification provisions of this Section 15 after the detailed written claim described above was delivered to the indemnifying party and such party refused to pay or satisfy such claim. Nothing in this Section 15(c) shall limit claims for the specific enforcement of this Agreement.

                  16. MISCELLANEOUS.

                  (a) This Agreement, including the Exhibits attached hereto, shall be deemed to contain all of the terms and conditions agreed upon with respect to the subject matter hereof, it being understood that there are no outside representations or oral agreements.

                  (b) All notices, demands and the communications hereunder shall be in writing. Unless otherwise expressly required or permitted by the terms of this Agreement, any notice required or permitted to be given hereunder by the parties shall be delivered by facsimile, personally, by a reputable overnight delivery service or by certified or registered mail to the parties at the facsimile number or addresses set forth below (as the case may be), unless different addressees or facsimile numbers are given by one party to the other:

                  AS TO SELLER:
                  -------------

                           c/o MIG Residential REIT, Inc.
                           Attn: Mr. Robert H. Edelstein, Director
                           Fischer Center for Real Estate & Urban Economics U.C. Berkeley
                           F602 Haas School of Business #6105
                           Berkeley, CA 94720
                           Phone (510) 643-6105
                           Fax (510) 643-7357

                           c/o MIG Residential REIT, Inc.
                           Attn: Mr. Jeffrey Fisher, Director
                           Indiana University School of Business
                           1309 East 10th Street, Suite 461
                           Bloomington, IN 47405
                           Phone (812) 336-9029
                           Fax (812) 855-9472

                           c/o MIG Residential REIT, Inc.
                           Attn:  Ms. Susan M. Wachter, Director
                           Wharton Real Estate Center
                           256 South 37th Street
                           Lauder Fischer Hall
                           University of Pennsylvania
                           Phone (215) 898-6355
                           Fax   (215) 573-4062

                           c/o MIG Residential REIT, Inc.
                           Attn: Larry E. Wright, President

                           MIG Realty Advisors
                           250 Australian Avenue, South, Suite 400
                           West Palm Beach, Florida 33401
                           Phone (561) 820-1300
                           Fax (561) 832-1622

                  WITH A COPY TO:
                  ---------------

                           Cox, Castle & Nicholson, LLP
                           Attn:  Samuel H. Gruenbaum, Esq.
                           2049 Centry Park East, 28th Floor
                           Los Angeles, CA 90067
                           Phone (310) 277-4222
                           Fax (310) 277-7889

                           Mayer, Brown & Platt
                           Attn:  Stuart P. Pergament, Esq.
                           2000 Pennsylvania Avenue, N.W.
                           Washington, DC 20006
                           Phone (202) 778-0600
                           Fax (202) 861-0473

                  AS TO BUYER:
                  ------------

                           ASSOCIATED ESTATES REALTY CORPORATION
                           Attn:  Mr. Martin A. Fishman, Vice President
                           5025 Swetland Court
                           Richmond Heights, Ohio 44143-1467
                           Phone (216) 473-8780
                           Fax (216) 473-8105

                  WITH A COPY TO:
                  ---------------

                           BAKER & HOSTETLER LLP
                           Attn:  Paul E. Bennett, Esq.
                           3200 National City Center
                           1900 East Ninth Street
                           Cleveland, Ohio 44114-3485
                           Phone (216) 861-7484
                           Fax (216) 696-0740

                  (c) Seller and Buyer each represents and warrants to the other that such party has had no dealing with any real estate broker or agent so as to entitle such broker or agent to any commission in connection with the sale of the Property to Buyer, which representations and warranties shall survive the closing of the transactions contemplated hereby. If for any reason any such commission shall become due, the party who retained such broker shall pay any such commission and agrees to indemnify and save the other party harmless from any and all claims for any such commission and from any attorneys' fees and litigation or other expenses relating to any such claim.

                  (d) This Agreement and the rights and duties hereunder may not be assigned by Seller without the prior written consent of Buyer. This Agreement and the rights and duties hereunder may not be assigned by Buyer without the written consent of Seller; provided, that Buyer shall have the right, without the consent of Seller, to designate a nominee to take title to the Property on the Closing Date. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (e) After the Closing, the parties shall execute and deliver such further documents and instruments of conveyance, sale, assignment, transfer, assumption or otherwise, and shall take or cause to be taken such other or further action, as either party shall reasonably request at any time or from time to time within the one hundred twenty (120) days immediately following the Closing Date in order to effectuate the terms and provisions of this Agreement.

                  (f) This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is situated.

                  (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

                  (h) If the date for performance of any act under this Agreement falls on a Saturday, Sunday or federal holiday, the date for such performance shall automatically be extended to the first succeeding business which is not a federal holiday.

                  (i) Whenever in this Agreement reference is made to "Seller's Knowledge", "to the best of Seller's Knowledge", "Seller's Actual Knowledge", "Actual Knowledge of Seller" or "the Knowledge or Seller", or any similar term or reference, it shall mean and be limited to the actual conscious knowledge of Seller, without any investigation or inquiry.

                  (j) Buyer agrees to keep confidential any information that it has or will obtain relating to the Property or Seller with respect to the Property and will not knowingly disclose that information to any person or entity, other than (i) its employees, attorneys, accountants, consultants and contractors performing under this Agreement whom it directs to treat such information confidentially or
         (ii) in connection with the disclosures that it will be making in connection with the filing of the Registration Rights Agreement or any other matters that it is required to disclose in connection with its legal reporting requirements or as otherwise required in accordance with applicable law based upon the advise of its legal counsel, without the prior express written consent of Seller; provided, however, that this provision shall not apply to data that is in the public domain or is clearly not confidential in nature. The provisions of this Section 17(j) shall survive the Closing or any termination of this Agreement. Buyer's undertakings set out in this Section 17(j) are of extraordinary importance to Seller and damages for Buyer's breach hereof are not readily ascertainable. Accordingly, Seller may obtain injunctive and other equitable relief to enforce its rights under this Section 17(j). Buyer agrees that upon any final adjudication by a court of competent jurisdiction rendered in favor of Seller with respect to Buyer's breach under this Section 17(j), Buyer will reimburse Seller, on demand, for all costs and expenses (including attorneys' fees and expenses) paid or incurred by Seller in enforcing the provisions of this Section 17(j).

                  (k) Buyer and Seller acknowledge and agree that neither of them shall cause this Agreement, or any memorandum thereof, to be recorded.

                  (l) Buyer covenants that on or before the Closing Date, it will execute and deliver the Registration Rights Agreement attached hereto and made a part hereof as EXHIBIT J.

                  IN WITNESS WHEREOF, the parties hereto have signed four counterparts of this Agreement, each of which shall be deemed to be an original document, as of the date set forth above, which shall be the date on which this Agreement is fully executed.

                                     SELLER:

                                     MIG REIT [SUBSIDIARY]

                                     By:
                                         --------------------------------------



                                     BUYER:

                                     ASSOCIATED ESTATES REALTY

                                     CORPORATION

                                     By:
                                         --------------------------------------
                                         Jeffrey I. Friedman, President

                                                       EXHIBIT A - WINDSOR FALLS

LEGAL DESCRIPTION

LYING AND BEING in the County of Wake, State of North Carolina and being more particularly described as:

BEGINNING at a drill hole in concrete lying in the intersection of the westerly margin of the 60 foot right-of-way of Old Wake Forest Road and the northerly margin of the 60 foot right of way of Pacific Drive, said drill hole having North Carolina grid coordinates of N. 762416.06, E. 2115642.74, NAD 27 and being located an Azimuth of 25-8-59, 607.17 feet (ground), 606.62 feet (grid) from N.C.G.S. monument "BISHOP" (with North Carolina grid coordinates of N. 761866.95, E. 2115384.94 NAD 27, combined grid factor .99909000) and running thence from said point and place of BEGINNING with the northerly margin of the 60 foot right-of-way of Pacific Drive the following two (2) courses and distances: (1) N. 81-53-27 W. 486.95 feet to an iron pipe set; and (2) with the arc of a circular curve to the left having a radius of 318.75 feet, being subtended by a chord bearing S. 86-08-31 W., a chord distance of 132.33 feet and an arc distance of 133.30 feet to an iron pipe set; thence with the intersection of the northerly margin of the 60 foot right-of-way of Pacific Drive and the easterly margin of the 60 foot right-of-way of Memory Road with the arc of a circular curve to the right having a radius of 30.00 feet, being subtended by a chord bearing N. 65-47-28 W., a chord distance of 38.61 feet and an arc distance of 41.94 feet to an iron pipe set lying in the easterly margin of the 60 foot right-of-way of Memory Road; thence with the easterly margin of the 60 foot right-of-way of Memory Road the following three (3) courses and distances; (1)
N. 25-44-39 W. 59.88 feet to an iron pipe set; (2) with the arc of a circular curve to the right having a radius of 364.50 feet, being subtended by a chord bearing N. 12-27-15 W., a chord distance of 167.58 feet and an arc distance of
169.09 feet to an iron pipe set; and (3) N. 00-50-08 E. 516.04 feet to an iron pipe set marking the southwesterly corner of the property conveyed to John R. Adams by deed recorded in Deed Book 3166, Page 32 of the Wake County Public Registry; thence with the southerly and easterly boundaries of the Adams property (now or formerly) the following two (2) courses and distances: (1) S. 88-28-33 E. 127.22 feet to an iron pipe set; and (2) N. 01-42-42 E. 228.40 feet to an existing iron pipe marking the common northeasterly corner of the John R. Adams property (now or formerly), the southeasterly corner of the land conveyed to Jon Ruffty by deed recorded in Deed Book 4191, Page 485 of the Wake County Public Registry, and the southwesterlymost corner of the land conveyed to the Wake County Board of Education by deed recorded in Deed Book 2046, Page 289 of the Wake County Public Registry; thence with the southerly boundary of the Wake County Board of Education property (now or formerly) the following three (3) courses and distances: (1) N. 89-34-54 E. __.93 feet to an existing iron pipe;
(2) S. 17-49-10 _. 39.98 feet to an existing iron pipe; and (3) S. 88-10-43 E.
426.30 feet to an existing iron pipe marking the southeasterly corner of the Wake County Board of Education property (now or formerly) and lying in the westerly boundary of the property conveyed to Jack Norwood by deed recorded in Deed Book 2593, page 409 of the Wake County Public Registry; thence with the westerly and southerly boundaries of the Norwood property (now or formerly) the following three (3) courses and distances: (1) S. 00-42-38 W. 191.09 feet to a found, bent and replaced iron pipe; (2) S. 00-35-20 E. 563.38 feet to an iron pipe set marking the southwesterly corner of the Norwood property (now or formerly); and (3) S. 82-01-34 E. 152.87 feet to an iron pipe set lying in the easterly margin of the 60 foot right-of-way of Old Wake Forest Road; thence with the easterly margin of the 60 foot right-of-way of Old Wake Forest Road the following two (2) courses and distances: 91) S. 26-32-54 W. 236.77 feet to an iron pipe set; and (2) S. 25-20-14 W. 3.41 feet to the point and place of BEGINNING, containing 14,286 acres (or 622,293 square feet), more or less.

SAVE AND EXCEPT the following tract:

LYING AND BEING in the County of Wake, State of North Carolina and being more particularly described in follows:

BEGINNING at an iron pipe set marking the northeasterly corner of the Bob Taylor (Lot 3) property (now or formerly), said iron pipe also being N. 82-02-21 W.
99.83 feet from an iron pipe set marking the southwesterly corner of the Jack Norwood property (now or formerly) and running thence with the easterly boundary of the Bob Taylor

(Lot 3) property (now or formerly) S. 04-28-06 E. 199.10 feet to an iron pipe set marking the southeasterly corner of the Bob Taylor (Lot 3) property (now or formerly) and lying in the northerly margin of an existing 30 foot easement; thence with the northerly margin of the 30 foot easement S. 82-02-21 E. 84.65 feet to an iron pipe set; thence S. 00-08-19 E. 3.30 feet to an iron pipe set; thence N. 82-16-08 W. 473.80 feet to an existing iron pipe; thence with the western terminus of the existing 30 foot easement and the westerly boundary of the Bob Taylor (Lot 1) property (now or formerly) N. 00-55-39 E. 228.26 feet to a concrete monument found at the northwesterly corner of the Bob Taylor (Lot 1) property (now or formerly) and running thence with the northerly boundary of the Bob Taylor (Lot 1) property (nor or formerly) S. 81-59-58 E. 120.15 feet to a concrete monument found at the northeasterly corner of the Bob Taylor (Lot 1) property (now or formerly) and the northwesterly corner of the Cecil Hatcher property (now or formerly); thence with the northerly boundary of the Cecil Hatcher property (now or formerly) S. 81-58-38 _. 120.83 feet to a concrete monument found at the northeasterly corner of the Cecil Hatcher property (now or formerly) and the northwesterly corner of the Bob Taylor (Lot 3) property (now or formerly) thence with the northerly boundary of the Bob Taylor (Lot 3) property (now or formerly) S. 82-02-21 E. 129.00 feet to the point and place of BEGINNING, containing 2.031 acres (88,456 square feet), more or less.

The net tract to be conveyed contains 12.255 acres or 533,837 square feet, more or less and is the same property conveyed to CT Falls Limited Partnership by deeds recorded in Book 5655, page 576, book 5655, Page 595, Book 5655, page 592, Book 5655, page 590, Book 5655, page 578, Book 5655, page 582 and Book 5655, Page 586 in the Wake Public Registry

                    EXHIBIT A - 20TH AND CAMPBELL APARTMENTS

                                    Exhibit A

                               DESCRIPTION OF LAND

The land referred to is located in Maricopa County, Arizona, and is described as:

Lot 1, of TWENTIETH AND CAMPBELL, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 332 of Maps, Page 38.

                                                EXHIBIT A - PEACHTREE APARTMENTS

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION
                                -----------------

A tract of land being part of U.S. Survey 415, Township 45 North, Range 4 east of the 5th Principal meridian, City of Chesterfield, St. Louis County, Missouri and being more particularly described as follows:

All of Peachtree, a Subdivision in St. Louis County, Missouri, as per plat thereof recorded in Plat Book 274 page 7 of the St. Louis County Records.

And being also described as:

Beginning at a point on the Southerly right of way line of Olive Street (60 foot wide) Road said point also being the Northwesterly corner of a tract of land conveyed to Eric M. and Barbara e. Bly as recorded in Book 7616 page 1261 of the St. Louis County Records; thence South 32 degrees 18 minutes 06 seconds East a distance of 430.45 feet; thence North 57 degrees 26 minutes 23 seconds east a distance of 125.62 feet; thence South 32 degrees 16 minutes 30 seconds East a distance of 750.65 feet; thence South 57 degrees 25 minutes 43 seconds West a distance of 797.22 feet; thence North 33 degrees 15 minutes 15 seconds West a distance of 150.00 feet; thence North 57 degrees 22 minutes 21 seconds East a distance of 185.04 feet; thence North 33 degrees 00 minutes 27 seconds West a distance of 200.03 feet; thence North 57 degrees 32 minutes 41 seconds East a distance of 75.39 feet; thence North 33 degrees 01 minutes 25 seconds West a distance of 243.14 feet; thence South 57 degrees 19 minutes 47 seconds West a distance of 134.47 feet; thence North 32 degrees 43 minutes 28 seconds West a distance of 157.83 feet; thence North 57 degrees 26 minutes 23 seconds East a distance of 363.25 feet; thence North 32 degrees 14 minutes 26 seconds West, a distance of 428.28 feet to the Southerly right of way line of Olive Street (60 foot wide) Road and the beginning of a non-tangent curve to the right having a radius of 4,538.66 feet with a chord bearing North 56 degrees 33 minutes 29 seconds East; thence Northeasterly along said curve and Southerly right of way line a distance of 139.66 feet; thence North 57 degrees 26 minutes 23 seconds East along said Southerly right of way line a distance of 51.82 feet to the point of beginning, containing 564,712 square feet or 12.964 acres, more or less, all situated in St. Louis County, Missouri.

This description described all that property described in a commitment for Title Insurance issued by First American Title Insurance Company dated June 16, 1995 and numbered 307932-18S-61-0671, and all that property described in warranty deed recorded in Book 9046 Page 2152.

                                                        EXHIBIT A - MORGAN PLACE

ALL THAT TRACT or parcel of land lying and being in Land Lot 154 of the 18th District of DeKalb County, Georgia, and being more particularly described as follows:

BEGIN at an iron pin set at the intersection of the southeastern margin of the right-of-way of Chantilly Drive (right-of-way width varies) with the western margin of the right-of-way of Chantilly Drive (50-foot right-of-way); thence running southerly along the western margin of the right-of-way of Chantilly Drive (50-foot right-of-way) South 06(degree)27'27" West, a distance of 209.04 feet to an iron pin set; thence leaving the western margin of the right-of-way of Chantilly Drive (50-foot right-of-way), and running westerly South 81(degree)03'25" West, a distance of 514.84 feet to an iron pin set; thence running South 00(degree)11"7""West, a distance of 292.00 feet to a 3/4-inch crimp top pipe found; thence running North 72(degree)36"1""West, a distance of
181.72 feet to a 1/2-inch re-rod found; thence running South 61(degree)27"2""West, a distance of 204.04 feet to a 1/2-inch open top pipe found; thence running South 13(degree)34'51" West, a distance of 177.99 feet to a 1/2-inch re-rod found; thence running South 88(degree)08'43" West, a distance of 157.54 feet to a 1/2-inch re-rod found; thence running North 06(degree)31'31" West, a distance of 262.00 feet to an iron pin set; thence running North 47(degree)02'10" West, a distance of 107.19 feet to a concrete right-of-way monument located on the southeastern margin of the right-of-way of Chantilly Drive (right-of-way width varies); thence running along the southeastern margin of the right-of-way of Chantilly Drive (right-of-way width varies), North 58(degree)56'51" East, a distance of 312.48 feet ot a point; thence continuing along said margin North 59(degree)42'31" east, a distance of 157.15 feet to a point; thence continuing along said margin North 69(degree)41'03" East, a distance of 275.29 feet to a concrete right-of-way monument; thence continuing along said margin North 76(degree)05'31" east, a distance of 547.64 feet to an iron pin set, which is the POINT OF BEGINNING, said property containing 7.377 acres, as shown on that certain As-Built Survey for MIG REIT/Morgan Place, Inc., a Florida corporation, and Old Republic National Title Insurance Company, containing 2 pages, dated March 20, 1989, last revised March 1, 1995, prepared by Crusselle, Rakestraw & Associates, and bearing the seal of W. Carlton Rakestraw, Jr., GRLS No. 2236.

                                    EXHIBIT A

                                                       EXHIBIT A - HAMPTON POINT

                                    EXHIBIT A
                                    ---------

                          LEGAL DESCRIPTION OF THE LAND

Parcel "C" in the subdivision known as Knightsbridge as per the plat recorded in Plat Book 120 at Plat No. 14134, among the land records of Montgomery County, Maryland.

                                                         EXHIBIT A - ANNEN WOODS

                                   Description

                     7.5423 Acre Parcel of the Land Known as

                  Section 11 and 12 of "The Village" Located on

                        The Southeast Side of Hooks Lane,

                         Northeast of Reisterstown Road,

               Third Election District, Baltimore County, Maryland

         Beginning for the same on the southeast side of Hooks Lane, sixty feet wide, and at the northwest corner of the land shown on the plat entitled "The Village, Sections 9, 10, 11, and 12" and recorded among the Land Records of Baltimore County in Plat Book E.H.K., Jr. 52, page 120, thence running with and binding on the southeast side of Hooks Lane, referring all courses of this description to the Baltimore County Grid Meridian, (1) North 55 degrees 26 minutes 23 seconds East 448.46 feet to a point on the southwest side of Granary Drive (also designated Parcel D) shown on said plat, thence binding on the southwest and southeast sides of said Granary Drive seven courses: (2) South 34 degrees 33 minutes 37 seconds East 234.33 feet, thence (3) North 55 degrees 26 minutes 23 seconds east 8.00 feet, thence (4) south 34 degrees 33 minutes 37 seconds East 452.71 feet, thence (5) Southeasterly by a curve to the left with the radius of 99.00 feet, the arc distance of 150.81 feet, the chord of said arc being South 78 degrees 12 minutes 04 seconds East 136.65 feet, thence (6) North 58 degrees 09 minutes 28 seconds east 227.25 feet, thence (7) Northeasterly by a curve to the right with the radius of 153.00 feet, the arc distance of 41.95 feet, the chord of said arc being North 66 degrees 00 minutes 43 seconds East
41.82 feet, and thence (8) North 73 degrees 51 minutes 58 seconds East 110.36 feet to intersect the northeast outline of the land shown on said plat, thence binding on a part of said outline (9) South 16 degrees 08 minutes 02 seconds East 10.00 feet to a point located on the northwest right-of-way line of the Baltimore Beltway, as shown on State

Roads Commission of Maryland Plat No. 24949, thence binding on said northwest right-of-way line, three courses: (10) South 73 degrees 51 minutes 58 seconds West 130.10 feet, thence (11) South 58 degrees 09 minutes 28 seconds West 511.59 feet, and thence (12) South 48 degrees 18 minutes 48 seconds West 190.90 feet, thence leaving said right-of-way line and binding on the southwest outline of the land shown on the plat herein referred to (13) North 41 degrees 22 minutes 57 seconds West 812.80 feet to the point of beginning; containing 7.5423 acres of land, more or less.

         Being all of Sections 11 and 12 of "The Village, Sections 9, 10, 11 and 12" and recorded among the Land Records of Baltimore County in Plat Book E.H.K., Jr. 52, Page 120.

         Being also all of the land described as Exhibit "A" which by deed dated July 2, 1985, and recorded among the Land Records of Baltimore County in Liber E.H.K., Jr. 6956, Folio 213, was conveyed by Four Villages Limited Partnership unto Maple Limited Partnership.

Project No. 81057.S3 (L81057S3)

March 31, 1995

                                                        EXHIBIT A - DESERT OASIS

                                   EXHIBIT "A"

THE LAND REFERRED TO IN THIS POLICY IS SITUATED IN THE CITY OF PALM DESERT, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL 1 OF PARCEL MAP NO. 15031, AS SHOWN BY MAP ON FILE IN BOOK 82 PAGES 33 AND 34 OF PARCEL MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

EXCEPTING THEREFROM THOSE PORTIONS THEREOF INCLUDED WITHIN TRACT NO. 15588-1, AS SHOWN BY MAP ON FILE IN BOOK 116 PAGES 37 AND 38 OF MAPS, AND TRACT NO. 15588-2, AS SHOWN BY MAP ON FILE IN BOOK 116 PAGES 29 AND 40 OF MAPS, BOTH OF RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

ALSO EXCEPTING AN UNDIVIDED ONE-HALF INTEREST IN ALL MINERALS, GAS, OIL, PETROLEUM, NAPHTHA AND OTHER HYDROCARBON SUBSTANCES AS RESERVED BY BEN T. LAFLIN AND LUCY T. LAFLIN, HUSBAND AND WIFE, IN DEED RECORDED MAY 4, 1955 IN BOOK 1732 PAGE 316 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

ALSO EXCEPTING THE REMAINING ONE-HALF INTEREST IN ALL MINERALS, GAS, OIL, PETROLEUM, NAPHTHA AND OTHER HYDROCARBON SUBSTANCES, LYING BELOW A DEPTH OF
500.00 FEET FROM EXISTING SURFACE, IN THE NORTHEAST QUARTER OF SAID SECTION 12 (EXCEPT THE NORTH HALF OF SAID NORTHEAST QUARTER) AS CONVEYED TO LOIS E. BRYSON, AN UNMARRIED WOMAN, BY DEED RECORDED FEBRUARY 7, 1969 AS INSTRUMENT NO. 12521 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, WHICH SAID DEED RESERVES ALL RIGHTS OF ENTRY UPON SAID LAND ABOVE SAID DEPTH OF 500.00 FEET, EXCEPT FOR THE RIGHT TO EXPLORE FOR AND/OR RECOVER SAID MINERALS AND SUBSTANCES FROM THE WEST
100.00 FEET OF THE SOUTH 150.00 FEET OF SAID NORTHEAST QUARTER.

                                                EXHIBIT A - FLEETWOOD APARTMENTS

                                    EXHIBIT A
                                    ---------

                                  REAL PROPERTY
                                  -------------

A tract of land containing 4.499 acres, more or less, situated in the Joel Wheaton Survey, Abstract Number 80, in the City of Houston, Harris County, Texas and being all of FLEETWOOD VILLAGE APARTMENTS SUBDIVISION, according to the map or plat thereof, recorded at Film Code No. 355118 of the Map Records of Harris County, Texas, and also containing 3045 square feet of land out of the Reserve "C", FLEETWOOD, SECTION FOUR, as shown on Plat recorded in Volume 237, Page 54 of the Map Records of Harris County, Texas, and being more particularly described as follows:

Fleetwood Village Apartments
4.499 Acres
Joel Wheaton Survey, A-80
City of Houston
Harris County, Texas

FIELD NOTE DESCRIPTION to a tract of land containing 4.499 acres, more or less, situated in the Joel Wheaton Survey, Abstract Number 80, in the City of Houston, Harris County, Texas and being all of Fleetwood Village Apartments Subdivision according to the map or plat thereof recorded by Film Code Number 355118 in the Harris County Map Records and also 3045 square feet of land out of Reserve "C" in Fleetwood Section Four Subdivision according to the map or plat thereof recorded in Volume 237, Page 54 of the Harris County Map Records, said 4.499 acres being more particularly described by metes and bounds as follows:

BEGINNING at a found 5/8 inch iron rod marking the intersection of the south right-of-way line of Memorial Drive (100' ROW) with the east right-of-way line of Fleetwood Place Drive (60' ROW), same being on the east end of a 15 foot cutback;

THENCE, S 87(degree) 23' 00" E, along the south right-of-way line of said Memorial Drive a distance of 328.8 feet to a found 5/8 inch iron rod marking the point of curvature of a curve to the left;

THENCE, in an easterly direction continuing along the south right-of-way line of said Memorial Drive and along the arc of said curve to the left having a radius of 1960.08 feet and subtending a central angle of 01(degree) 08' 40" a length of
39.15 feet and having a chord of S 87(degree) 57' 20" E, a distance of 39.15 feet to a found 5/8 inch iron rod for the northeast corner of the tract herein described, same being on the west right-of-way line of a 20 foot alley as dedicated by the recorded plat of Fleetwood Section Three Replat according to the map or plat thereof recorded in Volume 224, Page 91 of the Harris County Map Records;

THENCE, S 03(degree) 16' 07" E, along the west right-of-way line of said alley a distance of 426.87 feet to a found 5/8 inch iron rod marking the point of curvature of a curve to the right;

THENCE, in a southerly direction, continuing along the west right-of-way line of said alley and along the arc of said curve to the right having a radius of
578.00 feet and subtending a central angle of 05(degree) 32' 32" a length of
55.91 feet and having a chord of S 00(degree) 29' 51" E, a distance of 55.89 feet to a found 5/8 inch iron rod for the southeast corner of the tract herein described;

THENCE, N 87(degree) 23' 00" W, along the north line of Fleetwood West Section One as recorded in Volume 266, Page 52 of the Harris County Map Records a distance of 431.80 feet to a found 5/8 inch iron rod on the east right-of-way line of the aforementioned Fleetwood Place Drive for the southwest corner of the tract herein described;

THENCE, N 02(degree) 54' 40" E, along the east right-of-way line of said Fleetwood Place Drive a distance of 465.04 feet to a found 5/8 inch iron rod on the south end of a 15 foot cutback for the most southerly northwest corner of the tract herein described;

THENCE, N 47(degree) 45' 50" E, along said 15 foot cutback a distance of 21.27 feet to the POINT OF BEGINNING and containing 4.499 acres of land, more or less.

                                   EXHIBIT A-1

                              PORTFOLIO PROPERTIES

1.        Annen Woods

2.        Hampton Point

3.        Morgan Place

4.        Fleetwood

5.        Peachtree

6.        Twentieth and Campbell

7.        Desert Oasis

8.        Windsor Falls

                                                       EXHIBIT B - WINDSOR FALLS

                          Windsor Falls Model Inventory

1.        2 Barstools

2.        16 cubic ft. refrig. Hotpoint

3.        Hotpoint Oven

4.        GE Range Hood

5.        Hotpoint Dishwasher

6.        GE Garbage Disposal

7.        Wood Burning Fireplace

8.        Dining Room Table & 4 Chairs & Centerpiece

9.        Couch

10.       Corner Entertainment Center

11.       5 Window Treatments

12.       Coffee Table

13.       Sitting Chair in LR--Also called Armchair

14.       Deck Table with 2 Chairs

15.       Assorted Fake Plants & Decorations

16.       2 Beds--Fullsize--with Matching Sheets & Pillows

17.       2 Dressers with Mirrors

18.       Sitting thing at head of bed

19.       Nightstand with lamp 1st bedroom and 2nd bedroom

20.       Sitting chair in back bedroom

21.       Fourteen Assorted pictures & mirrors

Office

3 computers
2 printers
3 horizontal file cabinets
8 conference chairs
2 desk chairs
2 conference tables
1 copier
2 servers
1 display case
1 vertical file cabinet
1 sofa
2 club chairs
1 coffee table
2 end tables
3 lamps
4 decorative Ficus trees
1 oriental rug
2 upholstered benches
1 wooden bench
2 rocking chairs (outside office)
1 kitchen table with 2 chairs
various mirrors and pictures, etc.
nine window treatments
4 office phones
1 vacuum for office
3 white boards
One set of gas logs
One water cooler
One Otis Spunk oven
One coffee maker
One timeclock

                                  Pool Supplies

45 chaise lounges
4 round tables with umbrellas and weights
20 pool chairs
3 ashtrays
4 gas grills

                                 Fitness Center

1 Diamondback Recumbent Bike/electric
1 Diamondback Upright Bike/electric
1 Landice Treadmill/electric
1 California Apollo Weight Training Center
1 Diamondback Stairstepper/electric
1 NexStep Stairstepper
3 framed posters
1 water fountain
1 doctors scale
1 TV with built-in VCR
2 ceiling fans

                                  Laundry Room

1 TV

                                        EXHIBIT B - 20TH AND CAMPBELL APARTMENTS

                                PERSONAL PROPERTY

Washing Machines                                                       206

Dryers                                                                 206

Stoves                                                                 204

Refrigerators                                                          204

Microwave Ovens                                                         60

Exercise Equipment

         Weight Machine                                                  1

         Treadmill                                                       1

         Stairstepper                                                    1

         EFX Machine                                                     1

Office Equipment

         Desks                                                           3

         Credenza                                                        1

         Filing Cabinets                                                 3

         Computers                                                       2

         Printer                                                         1

         Couch                                                           1

         Table with 6 chairs                                             1

         Copier                                                          1

                                                EXHIBIT B - PEACHTREE APARTMENTS

PEACHTREE APARTMENTS PERSONAL PROPERTY

APARTMENTS
----------

Each apartment (156 total) contains a full appliance package consisting of GE electric stove, frost free refrigerator w/icemaker, dishwasher, microwave oven/range hood, full sized washer and dryer. Individual gas furnaces are typically Trane as are electric central air conditioning units.

CLUBHOUSE
---------

The Clubhouse and Leasing Center contains the following items:

Fitness Center   ----      Hoist Fitness Center
                           Various hand weights
                           TDS Weight Bench
                           Bio Dyne Vertical Press
                           Diamondback HRT 1000R Recumbent Bicycle
                           True 700 Treadmill
                           True 980 Treadmill
                           GE 25" color TV

Leasing Center/Clubroom --          Konica 1015 Copier
                                    Sharp UX 175 fax machine
                                    GE Refrigerator, stove, dishwasher and
                                    microwave oven
                                    CompuDyne Computer w/color monitor and
                                    keyboard
                                    Panasonic printer KX-P1150
                                    Computer hutch/desk
                                    Writing Table
                                    2 side chairs, 1 desk chair
                                    Dark wood credenza
                                    Sofa table w/2 upholstered benches
                                    2 end tables
                                    1 coffee table
                                    6 piece sectional sofa
                                    RCA Color TV
                                    Toshiba VCR
                                    Dining table and 4 chairs
                                    Various accessories

Manager's Office --- 2 side chairs
                     1 desk chair
                     1 desk w/return
                     Hutch
                     File cabinet
                     Credenza
                     HP DeskJet 540
                     HyTech computer w/DataSys color monitor, and keyboard

MODEL APARTMENT (929 PEACH HILL LANE #903)
------------------------------------------

Sofa                       2 wicker chairs w/small desk
Coffee table               Dining table w/4 chairs
Chair                      Sofa Table
Armoire                    Double bed w/wicker headboard
Wicker nightstand          Wicker dresser w/mirror

POOL COURTYARD
--------------

Pool furniture
Outdoor electric Jacuzzi w/cover
2 Ducane gas bbq grills
2 wood picnic tables

MAINTENANCE SHOP
----------------

Golf Cart and battery charger for same
Turbo torch set
WC-15 Freon Recovery unit
Weed Eater
Craftsman Blower-Vac
Weed Eater Blower
Kwikset Titan Lock keying kit
Dolly
Clean Machine Power Washer
2 Nitrogen Tanks
32' Ladder
Wet Vac
1 set Walkie talkies

                                                        EXHIBIT B - MORGAN PLACE

                                PERSONAL PROPERTY

Leasing Office

Sofa                       1
Chairs                     2
Coffee Table               1
Scotsman Refrigerator      1
Scotsman Icemaker          1
Microwave Oven             1
Coffee Maker               1
Pedestal Table             1
Plant Stand                1

Manager's Office

Desk                       1
Credenza                   1
File cabinet 2 drawer      1
File cabinet 4 drawer      4
Large desk chair           1
Small desk chair           1
Wing Chairs                2
Picture                    1
Computer (Compudyne)       1
Monitor (Compaq)           1
HP Deskjet Printer         1
Freezer                    1

Leasing Office

Desk                       1
Credenza                   1
Bookshelf                  1
Desk Chair                 1
Wing Chairs                2
Computer                   1
Monitor                    1
Deskjet Printer            1
Dot Matrix Printer         1
Copier                     1

Model

Sofa                       1
Bookshelf                  1
Glass coffee table         1
Dining room table          1
Chairs                     2
Queen size bed             1
Double Dresser             1

                                                       EXHIBIT B - HAMPTON POINT

Phase 1
      21 chaise lounge
      14 patio chairs
      6 42" round acrylic tables
      7 28" round acrylic tables
      1 18" round acrylic tables
      4 Vinyl umbrellas
      1 42' 2 seat picnic table
      5 umbrella bases
      4 trash receptacles
      2 clay planters
      1 recycling container
      12 various pictures
      2 cordless phones

Phase 2
      18 chaise lounge
      14 patio chairs
      4 42" round acrylic tables
      3 18" round acrylic tables
      3 vinyl umbrellas
      3 umbrella bases
      4 trash receptacles
      1 clay planters
      1 barrell planter

Maintenance Shop
      2 snow blowers
      1 10" table saw
      2 sump pump
      3 hand clamps
      1 10" deck saw
      3 hurricane fans
      1 K-50
      1 3' ladder
      1 8' ladder
      1 50" retractable extension cord
      1 vice
      1 electric wire wheel grinder
      2 augers
      1 spanner wrench
      1 25 gallon wet vac w/wand
      1 work mate bench
      1 sledge hammer
      8 shovels
      1 a/c recovery unit
      2 dolleys
      2 golf cars
      2 cordless drills

      1 sawzall
      1 belt sander
      1 sewer snake 350
      1 fire cabinet
      1 glue gun

Manager's Office
      1 filing cabinet
      1 desk phone
      1 HyTech computer
      1 Comp AOC color monitor
      1 Hewlett Packard 650 bubble jet printer
      1 bulletin board
      1 trash can
      1 calculator

Leasing Office
      3 Meridian Norstar phones
      3 trash cans
      1 Canon NP 2120 Copier
      1 Sharp UV100 Fax machine
      2 Comp AOC Spectrum monitor
      2 HY Tech Computer
      1 HP Laser Jet 4 Plus
      1 typewriter IBM Selectric
      4 calculators
      3 desklamps
      6 Two-way radios
      1 Panasonic KX P1150 Dot Matrix printer

Clubhouse
      2 Barstools
      1 set of fireplace tools
      1 toaster
      1 microwave

Maintenance Shop
Phase 1
      1 desk
      2 filing cabinets
      1 desk phone
      1 key cutting machine

                                                         EXHIBIT B - ANNEN WOODS

                                OFFICE INVENTORY
                                ----------------

OFFICES                                              FITNESS CENTER
-------                                              --------------
2 Computers                                          1 Electric Treadmill
3 Printers                                           1 Man Powered Treadmill
1 Copier                                             1 Stair Climber
1 Shredder                                           1 Nordic Rider
1 Fax Machine                                        1 Recumbent Bicycle
4 Filing Cabinets                                    1 Nordic Track Glider
2 Phones
2 Office Desks                                       KITCHEN
3 Office Chairs                                      -------
3 Misc. Chairs                                       Microwave
1 Typewriter

CLUBHOUSE
---------
1 White Couch
1 Flowered Chair
1 Wo
1 Gla
2 Bla
1 Ent
2 Boc
1 TV
1 Ster
1 VCR
1 CD
2 Ster

                                                EXHIBIT B - FLEETWOOD APARTMENTS

                               FLEETWOOD INVENTORY

CLUBROOM

Entertainment Center
27" Zenith TV
Zenith VCR
4 8' silk trees
2 wicker chairs
1 green and red chair
1 green couch
1 glass coffee table
1 disk hutch
Leasing table and 2 chairs
1 marble table with pedestal
3 silk plants
3 bird cages

OFFICE KITCHEN
20" Electric range
18' compact undercounter dishwasher
Microwave
Refrigerator

OFFICE
Sharp copier
Technics stereo receiver
Compact disc player
2 drawer file cabinet
Desk chair
2 polaroid cameras
11 wall pictures through out office and clubroom

MANAGER'S OFFICE
2 2-drawer file cabinets
1 small
2-drawer file cabinet
Computer desk with credenza
3 desk plants Desk lamp
HyTech computer
Compudyne monitor
HP 540 printer
Desk chair 2 side chairs

ASSISTANT MANAGER OFFICE
Secretary desk Desk chair
4 office chairs
Brothers typewriter
2 desk plants

MAINTENANCE
K-23 Brazing kit (Uni-weld) and stand
Acetylene tank
Oxygen tank
Promar 3305 recovery unit
Vacuum pump
Manifold gauges with hoses
Appliance dolly

Small sink machine
Shampoo machine
Key machine (ILCO.008 mini mite)
Key machine (ILCO.025 manual machine)
Wet Vac
32' extension ladder
2 6' step ladders
Carpet rake
3' step ladder
1 washing machine used for parts
1 dryer used for parts
Titan paint machine (model #400)
3 Motorola PVO radio's
8' party table
Shovel, spade.
Treadmill (Broken)

POOL FURNITURE
16 lounge chairs
8 table chairs
4 low seat chairs
2 tables with umbrella's
2 trash cans
4 ash trays
6 plant pots

FITNESS CENTER
Stairmaster
2 treadmills
2 exercise bikes
6' silk plant
19" color TV

                                                                       EXHIBIT C

                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------
                          LEASES AND CLOSING AGREEMENT
                          ----------------------------

                  THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND CLOSING AGREEMENT (this "Agreement"), made and entered into as of the _____ day of ________________, 19___, by and between _____________________________
("Assignor"), and ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation ("Assignee"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to the provisions of that certain purchase agreement between Assignor and Assignee dated ___________ (the "Purchase Agreement"), Assignor has transferred an apartment project known as ______________________ located in ______________________ (the "Project"), to
Assignee; and

                  WHEREAS, in connection with such transfer of assets, the parties have agreed to execute and deliver this Agreement;

                  NOW, THEREFORE, in consideration of the entering into of this Agreement and for other good and valuable consideration received to the full satisfaction of Assignor and Assignee, the parties hereto agree as follows:

         1. AGREEMENT AND ASSUMPTION.

                  (a) Assignor hereby conveys, transfers and assigns unto Assignee, its successors and assigns, all right, title and interest, as of the date hereof, which Assignor has or may have in and to (i) all leases, written or oral, and tenancies with tenants with respect to all or any portion of the Project (the "Tenant Leases") and (ii) all assignable maintenance and service contracts, supply contracts, insurance policies (to the extent that Assignee elects to assume them) and other assignable agreements, contracts and contract rights relating to the ownership or operation of the Project, or any part thereof (the "Project Contracts") and (iii) all assignable leases of equipment, vehicles and other tangible personal property leased by Assignor and used by Assignor in connection with the ownership and operation of the Project (the "Personal Property Leases").

                  (b) Assignee hereby accepts the foregoing assignment and agrees to keep, perform and observe (i) all of the obligations, terms and conditions of the Tenant Leases, the Project Contracts and the Personal Property Leases, first arising from and after or relating to any period of time after the date of this Agreement and (ii) all obligations and liabilities under the Tenant Leases relating to the tenant deposits (including, without limitation, security deposits) and prepaid rent.

         2. CONVEYANCE OF OTHER PROPERTY. Assignor hereby conveys, sells, transfers, assigns and delivers to and vests in Assignee, its successors and assigns all of Assignor's right, title and interest in and to the following (collectively the "Personal Property"):

                  (a) all furnishings, furniture, equipment, supplies and other personal property owned by Assignor, used or usable in connection with the Project and located on or in the Project;

                  (b) all licenses, permits, consents, authorizations, approvals and certificates of any regulatory, administrative or other governmental agency or body, if any, issued to or held by Assignor and related to the ownership of the Project, to the extent transferable;

                  (c) all deposits and escrowed amounts with holder of any indebtedness of Assignor which encumbers the Project, prepaid rentals under the Tenant Leases, cash, accounts and notes receivable, and all other miscellaneous deposits, receivables and prepaid expenses (including, without limitation, prepaid insurance premiums) related to the ownership or operation of the Project;

                  (d) all transferable guaranties, warranties and other intangible rights pertaining to the Project, or any part thereof including, without limitation, all transferable guaranties, and warranties relating to the construction of the Project including all rights under architects and construction contracts;

                  (e) all books of accounts, customer lists, files, papers and records relating to the Project or Assignor's business with respect thereto; and

                  (f) the right to use the name "_____________________."

                  Assignor warrants to Assignee that it has good title to the Personal Property (other than the right to use the name "__________________") free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions.

         3. LIMITATION ON ASSUMPTION OF OBLIGATIONS. With the exception of the liabilities and obligations set out in the Purchase Agreement or expressly assumed by Assignee pursuant to Section 1 of this Agreement, Assignee shall not, by execution and delivery of this Agreement, be deemed to have assumed or otherwise become responsible for any liability or obligation of any nature of Assignor, whether relating to Assignor's business or any of Assignor's assets, operations, businesses or activities, or claims of such liability or obligation, matured or unmatured, liquidated or unliquidated, fixed or contingent, or known or unknown, whether arising out of occurrences prior to, at or after the date hereof.

         4. POWER OF ATTORNEY. Assignor hereby constitutes and appoints Assignee, its successors and assigns, the true and lawful attorney of Assignor, with full power of substitution, having full right and authority, for the benefit of Assignee, its successors and assigns:

                           (i) to demand and receive any and all assets and
                  properties hereby conveyed, transferred, assigned and delivered;

                           (ii) to give receipts, releases and acquittances for
                  or in respect of the same or any part thereof;

                           (iii) to collect, for the account of Assignee, all
                  receivables and other items of Assignor transferred to Assignee as provided herein and to endorse in the name of Assignor any checks received on account of any such receivables or items;

                           (iv) to institute and prosecute against parties other
                  than Assignor, in the name of, at the expense of and for the benefit of Assignee, any and all proceedings at law, in equity or otherwise which Assignee, its successors and assigns may deem proper with regard to the assets and properties hereby conveyed, transferred, assigned and delivered;

                           (v) to collect, assert or enforce against parties
                  other than Assignor any claim, right, title, debt or account hereby conveyed, transferred, assigned and delivered; and

                           (vi) to defend or compromise against parties other
                  than Assignor any and all actions, suits or proceedings in respect of any of the assets and properties hereby conveyed, transferred, assigned, delivered, as Assignee, its successors or assigns, shall consider desirable.

Assignor hereby declares that the foregoing powers are coupled with an interest and shall not be revocable by it in any manner or for any reason.

         5. MISCELLANEOUS.

                  (a) This Agreement shall be deemed to contain all of the terms and conditions respecting the subject matter hereof, it being understood that there are no outside representations or oral agreements on which either party is relying.

                  (b) Neither the execution and delivery of this Agreement nor the performance by either party of its obligations hereunder shall in any manner affect or impair the representations and warranties of the parties contained in the Purchase Agreement, all of which shall survive for the respective periods set forth in the Purchase Agreement.

                  (c) This Agreement shall be effective as of the date hereof.

                  (d) Notice required or permitted to be given hereunder by the parties shall be given as set forth in the Purchase Agreement.

                  (e) This Agreement shall be governed by and construed in accordance with the laws of the State of ___________________.

                  (f) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

                  (g) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  IN WITNESS WHEREOF, Assignor and Assignee have hereunto subscribed their names as of the date first above written.

Signed and acknowledged               ASSIGNOR:
in the presence of:

                                      --------------------------------------

                                      By:
--------------------------               -----------------------------------

Print Name:                           Its:
           ---------------                ----------------------------------

--------------------------

Print Name:
           ---------------

                                      ASSIGNEE:

                                      ASSOCIATED ESTATES REALTY
--------------------------            CORPORATION, an Ohio corporation

Print Name:
           ---------------
                                      By:
--------------------------               ------------------------------------
                                         Martin A. Fishman
Print Name:                              Vice President
           ---------------

STATE OF                      )
         ---------------      )SS:
COUNTY OF                     )
          -------------

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared ___________________, who acknowledged that he did sign the foregoing instrument as _________________ of _____________________, that the same is his free act and deed of said corporation and his free act and deed personally and as such officer.

                  IN WITNESS WHEREOF, I have hereunto set my hand and official seal at ____________, ___________, this _____ day of ____________, 19___.


                                        ------------------------------
                                        Notary Public

STATE OF                     )
         -----------         )SS:
COUNTY OF                    )
          -----------

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation, by Martin A. Fishman, its Vice President, who acknowledged that he did sign the foregoing instrument on behalf of said corporation and that the same is his free act and deed individually and as such officer and the free act and deed of said corporation.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _________, __________, this ____ day of ___________, 19___.

                                         ------------------------------
                                         Notary Public

This instrument prepared by:

Paul E. Bennett, Esq.
Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485
(216) 621-0200

                                                                       EXHIBIT D

                     CERTIFICATE OF SELLER REGARDING PROJECT
                     ---------------------------------------
                     CONTRACTS AND PERSONAL PROPERTY LEASES
                     --------------------------------------

                  The undersigned certifies that, to the undersigned's Actual Knowledge (as defined in the Purchase Agreement pursuant to which this certificate is delivered) the only Project Contracts and Personal Property Leases as defined by the Purchase Agreement between the undersigned and Associated Estates Realty Corporation dated ______________ existing as of the Closing Date, are as follows:

                   1.
                       ---------------------------------------

                   2.
                       ---------------------------------------

                   3.
                       ---------------------------------------


                  IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the _____ day of ______________, 19__.

                                 ------------------------------


                                 By:
                                     --------------------------------------

                                 Its:
                                       ------------------------------------

                                                                       EXHIBIT E

                            ______________ __, 19___

Martin A. Fishman, Esq.
Associated Estates Realty Corporation
5024 Swetland Court
Richmond Heights, OH 44143

Dear Marty:

                  The undersigned (the "Seller") hereby certifies that to the best of its Actual Knowledge (as that term is defined in the Purchase Agreement pursuant to which this certificate is delivered), the financial books and records (the "Books and Records") relating to the ______________ (the "Project") are available at _____________________________. We have directed our agent who is in possession of the Books and Records to make all of the Books and Records, or true copies thereof and any backup documentation available for inspection and copying by Associated Estates Realty Corporation ("AERC") and their auditors in connection with AERC's reporting requirements on reasonable notice to the undersigned.

                                          ------------------------------


                                          By:
                                              -------------------------------

                                          Its:
                                               ------------------------------

                                                                       EXHIBIT F

                              SELLER'S CERTIFICATE
                              --------------------

                  _______________________________ (the "Seller"), hereby
certifies, represents, and warrants to Associated Estates Realty Corporation ("AERC") pursuant to Section ______ of the Purchase Agreement by and between the Seller and AERC dated as of ____________________________ (the "Agreement"), that except as set forth on Attachment 1 attached hereto and made a part hereof, the representations and warranties of Seller set forth in the Agreement were true and correct when made and are true and correct as of the Closing Date. The Seller acknowledges and agrees that the disclosure of the matters set forth on Attachment 1 shall in no way affect the rights of Buyer to decline to proceed to the Closing (as that term is defined in the Agreement) or any way modify or amend the provisions of Section 8(a)(i) of the Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the _____ day of ______________, 19___.

                                        -------------------------------

                                        By:
                                            --------------------------------

                                        Its:
                                             --------------------------------

                                  ATTACHMENT 1

                                                                       EXHIBIT G

                      ASSOCIATED ESTATES REALTY CORPORATION

                               BUYER'S CERTIFICATE

                  Associated Estates Realty Corporation, an Ohio corporation ("AERC") certifies, represents, and warrants pursuant to Section _____ of the Purchase Agreement dated as of ______________ by and between _______________________ and AERC (the "Agreement"), that except as set forth on Attachment 1 attached hereto and made a part hereof, the representations and warranties of AERC as set forth in the Agreement were true and correct when made and are true and correct as of the Closing Date. AERC acknowledges and agrees that the disclosure of the matters set forth on Attachment 1 shall in no way affect the rights of Seller (as defined in the Agreement) to decline to proceed to the Closing (as defined in the Agreement) or any way modify or amend the provisions of Section 8(b)(i) of the Agreement.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ______ day of ________________, 19___.

                                   ASSOCIATED ESTATES REALTY


                                   By:
                                       -----------------------------------------
                                       Martin A. Fishman, Vice President

                                  ATTACHMENT 1

                                                                       EXHIBIT H

1. The closing of the Merger provided for in the Merger Agreement (as defined in the Purchase Agreement of which this exhibit is a part).

2. The closing under that certain Contribution and Partnership Interest Purchase Agreement whereby Buyer's or Buyer's affiliate will acquire a partnership interest in (i) MIG/Orlando Development, Ltd., (ii) MIG/Hollywood Development, Ltd., (iii) MIG/Pines Development, Ltd. and
         (iv) HP Advisors.

3. Associated Estates Realty Corporation's acquisition of any number of the apartment properties listed on Exhibit A of the Merger Agreement, provided that the aggregate independently appraised value of such apartment properties must be greater than or equal to $184,000,000 (inclusive of the property that is the subject of the Purchase Agreement of which this exhibit is a part).

                                                                       EXHIBIT I

                        INVESTMENT REPRESENTATION LETTER

                  This Investment Representation Letter (this "Letter") is delivered in connection with the Purchase Agreement dated __________ , 1998 (the "Purchase Agreement") between __________ ("Seller") and Associated Estates Realty Corp., an Ohio corporation ("AERC"), which, among other things, provides for the issuance to Seller of __________ (______) shares of AERC's common stock (the "Shares"). In connection with the investment in the Shares, Seller hereby represents and warrants to AERC as follows:

         1. AUTHORITY. Seller has the full power, right and authority to execute and deliver this Letter. All authorizations and consents necessary for the execution and delivery of this Letter have been given and all authorizations and approvals required by law or contract with respect to Seller's right and power to make the representations and warranties set forth herein have been obtained.

         2. ACQUIRED ENTIRELY FOR OWN ACCOUNT. Seller (a) is acquiring the Shares for Seller's own account for investment only, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof; (b) has no present intention of selling, granting any participation in, or otherwise distributing the Shares; and (c) does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares, in each case except to the extent registration of the Shares is contemplated by the Purchase Agreement and, in the case the Seller is a group trust or corporation, in dissolution thereof and otherwise in distribution to the beneficial owners or shareholders thereof, as applicable.

         3. INVESTMENT EXPERIENCE, AUTHORITY AND ADVICE. Seller has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally, and of Seller's investment in the Shares in particular. The Shares are securities of the type permitted to be acquired by Seller as an investment. Seller is able to bear (a) the economic risk of an investment in the Shares and (b) any lack of liquidity inherent in holding the Shares, with the full understanding that Seller can lose its entire investment. Seller acknowledges that the loss of its entire investment in the Shares will not have a material adverse effect on its business operations. Seller has been advised by AERC to seek expert legal, tax, and accounting advice in connection with its investment decision.

         4. 1934 ACT REPORTED MATERIALS. AERC has furnished to Seller copies of all such forms, reports and documents filed by AERC with the Securities and Exchange Commission (the "SEC") since January 1, 1994. Seller has read and is familiar with all such reports, including without limitation, AERC's latest annual report to the SEC on Form 10-K, AERC's latest quarterly report to the SEC on Form 10-Q, and any current reports of AERC since the date of the latter to the SEC on Form 8-K, and has read and is familiar with the audited financial statements and unaudited monthly or quarterly, as the case may be, financial statements of AERC (such reports and financial statements, collectively, the "Evaluation Material"), access to which was afforded by AERC to Seller prior to the execution of this Letter and the investment by Seller in the Shares.

         5. ARTICLES OF INCORPORATION. Seller acknowledges that the Articles of Incorporation of AERC, as amended, as of the date hereof contain restrictions on the ownership and transfer of the Shares.

         6. AVAILABILITY OF INFORMATION. In order to evaluate the merits and the risks inherent in acquiring and holding the Shares, AERC has made available to Seller, during the course of this transaction and prior to the investment in the Shares, the opportunity to ask questions of, and receive answers from, AERC and those persons acting on AERC's behalf, concerning the terms and conditions of this Letter and this transaction, as well as the information contained in the Evaluation Material. Seller has had all such questions answered to its satisfaction and has been supplied all additional information deemed necessary by Seller to verify the accuracy of the information provided to it by AERC to the extent that AERC possesses such information or can acquire it without unreasonable effort or expense. Seller has had a full and complete opportunity to examine all documents relating to AERC that have been made available by AERC and is familiar with the contents thereof and, in particular, with all risk factors associated with any investment in AERC. Seller has had access to such information as it deems material in making the investment decision called for.

         7. RESTRICTED SECURITIES. Except to the extent registration of the Shares is contemplated by the Purchase Agreement, Seller acknowledges that neither the Shares nor the sale thereof to Seller has been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws. Seller understands that the Shares are "restricted securities" under the Securities Act and, therefore, cannot be resold unless they are subsequently registered under the Securities Act, or unless an exemption from such registration is available, including SEC Rule 144, as may be in effect from time to time ("Rule 144"); that Seller may not resell or otherwise dispose of all or any part of the Shares, except as permitted by law, including, without limitation, any and all applicable provisions of the Purchase Agreement or any regulations under the Securities Act or any state securities laws; and that AERC will restrict the transfer of the Shares in accordance with the representations contained in this paragraph. Seller represents that it is generally familiar with Rule 144, and that Seller understands the resale limitations imposed thereby and by the Securities Act.

         8. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Seller further agrees not to make any disposition of all or any portion of the Shares unless:

                  a. There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  b. (i) Seller has notified AERC of the proposed disposition and has furnished AERC with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) Seller has furnished AERC with an opinion of counsel, reasonably satisfactory to AERC, that such disposition will not require registration of such shares under the Act; or

                  c. Such disposition is made pursuant to Rule 144.

         9. LEGENDS. It is understood that the Shares may bear one or all of the following legends:

                  a. "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged, hypothecated or otherwise transferred in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to AERC that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                  b. "The Common Shares represented by this certificate are subject to restrictions on transfer for the purpose of preserving the Corporation's status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. Subject to certain provisions of the Corporation's Amended and Restated Articles of Incorporation, no Person may Beneficially Own Common Shares in excess of 4.0% of the outstanding

                  Common Shares of the Corporation (unless such Person is an Existing Holder) and no Person (other than an Existing Holder who Constructively Owns in excess of 9.8% of the Common Shares immediately following the consummation of the Initial Public Offering) may Constructively Own Common Shares in excess of 9.8% of the outstanding Common Shares of the Corporation. Any Person who attempts to Beneficially Own or Constructively Own Common Shares in excess of the above limitations must immediately notify the Corporation. All capitalized terms in this legend have the meanings defined in the Corporation's Amended and Restated Articles of Incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, certain of the Common Shares represented may be subject to repurchase by the Corporation on the terms and conditions set forth in the Corporation's Amended and Restated Articles of Incorporation." (The Company's Amended and Restated Articles of Incorporation, as amended, are attached hereto as Exhibit A.)

                  c. Any legend required by any applicable state laws.

                  IN WITNESS WHEREOF, Seller has executed this Investment Representation Letter effective as of __________ , 1998.

                                   SELLER


                                   By:
                                       ----------------------------------

                                Its:
                                     ----------------------------------

                                                                       EXHIBIT J

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is entered into as of _____________, 1998, by and between ASSOCIATED ESTATES REALTY CORPORATION, an Ohio corporation (the "Company"), and each of the persons who are signatories hereto (each, a "Holder").

                  WHEREAS, each Holder has entered into a purchase agreement for the sale of real property by Holder to the Company (the "Purchase Agreement") and a portion of the consideration paid by the Company for such real property is a number of common shares, without par value, of the Company specified in the Purchase Agreement; and

                  WHEREAS, the Company has agreed to provide the Holders with certain registration rights with respect to the shares received by those Holders, subject to the terms and conditions provided herein.

                  NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. CERTAIN DEFINITIONS.

                  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "PERMITTED TRANSFEREE" shall mean, in the case of a Holder that is a group trust or corporation, any Person that is a beneficial owner or shareholder, respectively, therein.

                  "PERSON" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                  "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "REGISTRABLE SHARES" shall mean (i) the Shares received in consideration for real property pursuant to the Purchase Agreements (excluding
(a) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, and (b) Shares sold pursuant to Rule 144 under the Securities Act, and (ii) any securities of the Company that may be issued or distributed with respect to, in exchange or substitution for, or upon conversion of such Registrable Shares, or on account of such Registrable Shares as a result of any stock dividend, stock split, reverse split or other distribution, merger, combination, consolidation, recapitalization or reclassification or otherwise. All references in this Agreement to Rule 144 and subsections thereof shall refer to corresponding provisions of future law. Registrable Shares includes Shares held by other holders pursuant to other real estate purchase agreements by and between such holders and the Company, as contemplated by that certain Agreement and Plan of Merger, dated November 5, 1997, among the Company, MIG Realty Advisors, Inc. ("MIGRA") and certain stockholders of MIGRA.

                  "REGISTRATION EXPENSES" shall mean all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all out-of-pocket expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges; and (v) the fees and disbursements of counsel for the Company (other than its internal counsel) and of the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by the Holder, the fees and disbursements of counsel representing the Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by the Holder, all of which shall be borne by the Holder in all cases.

                  "REGISTRATION STATEMENT" shall mean any registration statement of the Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act which covers any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SHARES" shall mean common shares, without par value, of the Company.

                  2. REGISTRATION.

                           (a) As soon as reasonably practicable, but no later
than sixty days after the Closing Date (as defined in the Purchase Agreement), the Company at its sole cost and expense, will prepare and file with the SEC a Registration Statement on Form S-3 under Rule 415 promulgated under the Securities Act relating to the Registrable Shares (the "Initial Registration Statement").

                           (b) The Company will use all reasonable efforts to
have the Initial Registration Statement declared effective by the SEC as promptly as practicable (which effective date may or may not occur before the Closing Date as defined in the Purchase Agreement) and to keep the Registration Statement continuously effective for a period ending on the date that is one (1) year following the date the Initial Registration Statement is declared effective by the SEC or until such earlier date on which the Holders no longer hold any Registrable Shares covered by the Initial Registration

Statement. Holder acknowledges and agrees that the Company's exercise of "reasonable efforts" under this Section 2(b) in connection with keeping the Initial Registration Statement continuously effective, shall not require the Company to alter or otherwise revise its disclosure practices nor shall the Company's obligation to use such "reasonable efforts" require the Company to accelerate any discussions or take any other actions in an effort to reduce the Black-Out Periods (as defined in Section 8). However, the Company will not invoke Black-Out Periods in excess of an aggregate of 180 days. In addition, if, in the aggregate, the Black-Out Periods exceed 120 days, then the Company's obligation to maintain the effectiveness of the Initial Registration Statement pursuant to this Section 2(b) will be extended by that number of days in excess of 120.

                           (c) If, at any time while the Registrable Shares are
outstanding (without any obligation to do so) the Company proposes to file another Registration Statement under the Securities Act with respect to an offering of Shares which covers sales of Shares by holders of demand registration rights granted by the Company, the Company shall give prompt written notice of such proposed filing to the Holders. The notice referred to in the preceding sentence shall offer each of the Holders the opportunity to register such amount of Registrable Shares as they may request (a "PIGGYBACK REGISTRATION"). Subject to the provisions of Section 3 below, the Company shall include in such Piggyback Registration and in the registration and qualification for sale under the blue sky or securities laws of the various states, all Registrable Shares for which the Company has received a written request for inclusion therein within ten (10) calendar days after the notice referred to above has been given by the Company to the Holders. Each Holder shall be permitted to withdraw all or part of his Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                           (d) During the period beginning one year after the
date of issuance of the Registrable Shares and ending two years after the date of such issuance, if the Company proposes to file a Registration Statement under the Securities Act with respect to an underwritten offering by the Company, for its own account, of any class of equity security (or any options, warrants or other securities convertible into, or exchangeable or exercisable for, equity securities) to be offered for cash (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) (a "Company Registration"), then the Company will give written notice of the proposed filing to the Holders at least 20 days before the filing date, and the notice will offer the Holders the opportunity to register such number of Registrable Shares as each Holder may request. If such offer is accepted by written notice to the Company within 10 days of the giving of the written notice provided for in the preceding sentence, the Company will use its best efforts to cause the managing underwriter or underwriters thereof to permit, the Holders of Registrable Shares requested to be included in the Company Registration for such offering to include such Registrable Shares in such offering on the same terms and conditions as the corresponding securities of the Company included therein. The number of Registrable Shares to be offered for the account of Holders will be 20% of the number of Shares to be offered by the Company (for example, if the Company proposes to offer 100,000 Shares, the number of Registrable Shares to be offered will be 20,000 for an aggregate offering of 120,000 Shares). If the Company receives acceptances from Holders to register Registrable Shares in excess of 20% of the number of Shares to be offered by the Company, then the amount of securities to be offered for the accounts of Holders of Registrable Shares shall be reduced PRO RATA to the extent necessary to reduce the total amount of Registrable Shares to be included in such offering to 20% of the number of Shares to be offered by the Company. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such Company Registration, the Company determines for any reason not to proceed with the proposed Company Registration, the Company may, at its election, give written notice of such determination to each Holder of Registrable Shares requested to be included in such registration and thereupon will be relieved of its obligation to register any Registrable Shares in connection with such registration.

                  The Company will only be obligated to include Registrable Shares in one Company Registration as determined by the Company in consultation with the managing underwriters. The Company will have no obligation to include Registrable Shares in a spot or "rapidly offered common" offering. Upon completion of a Company Registration in which notice to Holders pursuant to this
Section 2(d) was provided and the Registrable Shares of the applicable Holders were sold, the Holders will have no further right to include Registrable Shares in a Company Registration.

                  All Holders requesting to have Registrable Shares included in the Company Registration must sell their Registrable Shares to the underwriters who shall have been selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and contribution, as may be customary or appropriate in combined primary and secondary offerings.

                  Any Holder who elects to participate in a Company Registration must agree to enter into a contractual agreement with the managing underwriter or underwriters of the offering to refrain from sale or distribution of Registrable Shares (other than those Registrable Shares included in the Company Registration) during the 90-day period beginning on the effective date of the Registration Statement filed in connection with the Company Registration.

                           (e) The Company shall notify each Holder of the
effectiveness of each Registration Statement which covers Registrable Shares and shall furnish to each Holder the number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as each Holder may reasonably request in order to facilitate his sale of the Registrable Shares in the manner described in the Registration Statement.

                           (f) The Company shall prepare and file with the SEC
from time to time such amendments and supplements to the Initial Registration Statement and Prospectus used in connection therewith (the "Initial Prospectus") as may be necessary to keep the Initial Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (i) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Initial Registration Statement or (ii) the date on which the Initial Registration Statement ceases to be effective in accordance with the terms of this Section 2. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Registrable Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Registrable Shares are then listed or quoted and use its reasonable efforts to have the Registrable Shares so listed.

                           (g) The Company shall promptly notify the Holders of,
and confirm in writing, any request by the SEC for amendments or supplements to any Registration Statement or the Prospectus related thereto or for additional information. In addition, the Company shall promptly notify the Holders of, and confirm in writing, the filing of any Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

                           (h) At any time when a Prospectus relating to a
Registration Statement is required to be delivered under the Securities Act, the Company shall immediately notify the Holders of the happening of any event as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

                           (i) The Company shall use its reasonable efforts to
comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                           (j) The Company shall use its reasonable efforts
(including, without limitation, calling for a meeting to obtain, through the use of reasonable efforts, the approval of the Company's shareholders as required by the New York Stock Exchange or its rules) to cause any Shares issued to Holders to be approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                   3. STATE SECURITIES LAWS. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary under the securities or "Blue Sky" laws of such states as a Holder may reasonably request and otherwise use its reasonable efforts to have the Registrable Shares registered, qualified or otherwise eligible for sale.

                   4. EXPENSES. The Company will bear all Registration Expenses incurred in connection with Registration Statements filed pursuant to Section 2(a). In all cases, the Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it. The Holders shall also bear their pro rata shares of any Registration Expenses incurred in connection with any Piggyback Registration.

                   5. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder and its directors, officers, employees, agents, trustees, and partners and each Person, if any, who controls such Holder (within the meaning of the Securities Act or Exchange Act) against all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon (a) any violation or alleged violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act or any state securities and, in each case, any rule or regulations promulgated thereunder, applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or (b) upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, (including, in each case, any amendments or supplements thereto) or
(c) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable to a Holder in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information regarding a Holder or his plan of distribution or ownership interests which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by the Holder or the Holder's representatives or (y) such Holder's failure to send or give a copy of the final prospectus furnished to it by the Company through no fault of the Company at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The Company will reimburse such Holder and its directors, officers, employees, agents, trustees and partners, and any Person who controls such Holder, for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, cost, expense or action.

                   6. COVENANTS OF THE HOLDER. Each Holder hereby severally agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder, and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each Person, if any, who controls the Company within the meaning of the Securities Act, and each other Person, if any, subject to liability because of his connection with the Company, against all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either a Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and solely to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding such Holder, its plan of distribution or ownership interests, which was furnished to the Company by such Holder or the Holder's representatives expressly for use therein or (ii) the failure by such Holder to deliver or cause to be delivered the Prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to such Holder to any purchaser of the Registrable Shares covered by the Registration Statement from such Holder through no fault of the Company. The obligation of a Holder to provide indemnification under this Section 6 shall be limited to the proceeds (net of underwriting commissions and discounts) received by such Holder from the sale of Registrable Shares under the Registration Statement which gives rise to such obligation.

                   7. SUSPENSION OF REGISTRATION REQUIREMENT.

                           (a) The Company shall promptly notify each Holder of,
and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such Registration Statement at the earliest possible moment.

                           (b) Notwithstanding anything to the contrary set
forth in this Agreement, the Company's obligation under this Agreement to use all reasonable efforts to cause a Registration Statement and any filings with any state securities commission to become or remain effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as circumstances exist (including without limitation (i) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with the

Securities Act and the rules and regulations promulgated by the SEC thereunder); and (ii) in the case of a Company Registration, if, and to the extent that, the Company is advised by the underwriters that sale of Registrable Shares (except for those Registrable Shares included in the Company Registration) would have a material adverse effect on the offering (such circumstances being hereinafter referred to as a "SUSPENSION EVENT")) that would make it impractical or inadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing. The Company shall notify each Holder of the existence and, in the case of circumstances referred to in clause (i) of this Section 7(b), nature of any Suspension Event.

                   8. BLACK-OUT PERIOD. Following the effectiveness of any Registration Statement and the filings with any state securities commissions, each Holder agrees that he will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any such filings at any time after he has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event with respect to such Registration Statement or so that the Company may correct or update such Registration Statement or such filing (a "Black-Out Period"). Each Holder may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than three (3) days after the conclusion of any such Suspension Event.

                   9. RULE 144. For a period of two (2) years following the Closing Date (as defined in the Purchase Agreement), the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (or, if the Company is not required to file such reports, it will, upon the request of Holder, make publicly available other information so long as necessary to permit sales under Rule 144 of the Securities Act ("Rule 144")) and it will take such further action as Holder may reasonably request, all to the extent required from time to time to enable Holder to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 as may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Holder, the Company will deliver to Seller a written statement as to whether it has complied with such requirements.

                  10. ADDITIONAL SHARES. The Company, at its option, may register, under any Registration Statement (other than the Initial Registration Statement) and any filings with any state securities commissions filed pursuant to this Agreement (other than in connection with the Initial Registration Statement), any number of unissued Shares of the Company or any Shares of the Company owned by any other shareholder or shareholders of the Company.

                  11. REGISTRATION PROCEDURES.

                           (a) The Company shall provide a transfer agent and
registrar for the Registrable Shares not later than the effective date of such Registration Statement and thereafter maintain such a transfer agent and registrar; and otherwise cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends, other than as provided in the Company's Articles of Incorporation;

                           (b) The Company shall provide such information and
make available appropriate management personnel as may reasonably be requested by the Holders in connection with any "road show" or related selling activity.

                           (c) The Company shall deliver to each Holder, at
least thirty (30) days prior to the filing of a Registration Statement, a notice which sets forth the name and number of shares proposed to be shown in the Registration Statement with respect to such Holder, to the extent such Holder is to be listed in the Registration Statement as a selling stockholder; PROVIDED THAT, if such Holder provides corrected information for inclusion in the Registration Statement within fifteen (15) days after the date the notice is delivered, the Company shall instead include such corrected information with respect to such Holder.

                  12. CONTRIBUTION. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the Company or the Holder, whichever is the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that in no event shall the obligation of the Company or the Holder, as indemnifying party, to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

                           The Company and each Holder agree that it would not
be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

                           Notwithstanding the provisions of this Section 12, no
Holder shall be required to contribute any amount in excess of the amount by which the proceeds (net of underwriting commissions and discounts) to such Holder from the sale of such Holder's Registrable Shares sold pursuant to the Registration Statement which give to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, claim, damage, liability, cost or expense arising from the sale of the Registrable Shares) exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

                  13. NOTICE; RIGHT TO DEFEND. Promptly after receipt by an indemnified party under this Agreement of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Agreement, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Agreement only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Agreement.

                  14. SURVIVAL OF INDEMNITY AND CONTRIBUTION. The indemnification and contribution provided by this Agreement shall be a continuing right to indemnification and contribution and shall survive the registration and sale of any securities by any Person entitled to indemnification or contribution hereunder and the expiration or termination of this Agreement.

                  15. NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to any Holder to register the Registrable Shares under the Securities Act.

                  16. AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of (a) the Company and (b) Holders who, at the time of such amendment, own a majority of the Registrable Shares then covered by this Agreement.

                  17. NOTICES. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

         If to the Company:         Associated Estates Realty Corporation
                                            5025 Swetland Court
                                            Richmond Heights, Ohio 44143
                                            Attn:  Martin A. Fishman
                                            Telephone: (216) 473-8780
                                            Facsimile: (216) 473-8105

         with a copy to:            Albert T. Adams
                                            Baker & Hostetler LLP
                                            3200 National City Center
                                            1900 East Ninth Street
                                            Cleveland, Ohio 44114
                                            Telephone: (216) 861-7499
                                            Facsimile: (216) 696-0740

         If to the Holder:          At the address set forth below that Holder's
                                    signature.

                           In addition to the manner of notice permitted above,
notices given by the Company pursuant to Sections 2, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

                  18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be assigned by a Holder solely to a Permitted Transferee and may not be otherwise assigned and any attempted assignment hereof by a Holder in violation of the foregoing will be void and of no effect and shall terminate all obligations of the Company hereunder to such Holder; PROVIDED THAT a Holder may assign his rights hereunder in connection with any of the following types of dispositions of Registrable Shares:

                           (a) a disposition by the Holder pursuant to a pledge,
grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee;

                           (b) a disposition to another Holder; and

                           (c) at the sole discretion of the Company, a
disposition to a "qualified institutional buyer" (as that term is defined in Rule 144A promulgated under the Securities Act) or an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act)

PROVIDED, FURTHER, however, that any such assignment shall be effective only if, the disposition is permitted under applicable federal or state securities laws.

                           In the event a Holder assigns its rights hereunder,
the Registrable Shares shall remain subject to this Agreement and, as a condition of the validity of such assignment, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such Shares). Thereafter, such transferee (including, without limitation, a Permitted Transferee) shall be deemed to be a Holder for purposes of this Agreement.

                  19. AUTHORIZATION; NO CONFLICTS. The execution and delivery of this Agreement by the Company and the performance by the Company of its covenants and agreements under this Agreement have been, or at the time of such performance will have been, duly authorized by all necessary corporate action on the part of the Company, and all required consents to the transactions contemplated hereby have been obtained by the Company, or at the time of such performance will have been received by the Company. The execution, delivery and performance by the Company of this Agreement, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with, or violate any provisions of, the Articles of Incorporation or Code of Regulations of the Company; (b) conflict with, or violate any provision of, any statute, law, ordinance, regulation, rule, order, writ or injunction having applicability to the Company or any of its assets; (c) result in a breach or acceleration of the maturity of any loan or credit agreement to which the Company is a party or by which any of its assets may be affected; or (d) conflict with, result in any breach of, or constitute a default under any agreement to which the Company is a party or by which it or any of its assets are bound; except (in the case of clauses (b), (c) and (d) above) for such conflicts, violations, breaches or defaults (i) as will not have a material adverse effect on the business or financial condition of the Company or the transactions contemplated herein, or (ii) with respect to which consents or waivers shall be obtained prior to the Company's performance of its obligations hereunder.

                  20. SPECIFIC PERFORMANCE. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would not be adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (a) compel specific performance of the obligations, covenants and agreements of any other party under the Agreement in accordance with the terms and conditions of this Agreement and (b) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the Unites States or any State thereof having jurisdiction (each party waives the requirement of the posting of any bond or security in connection with any proceedings or any injunction issued in connection with this Section 20).

                  21. TIME OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

                  22. ATTORNEYS' FEES. Should either party employ attorneys to enforce any of the provisions of this Agreement, the party against whom any final judgement is entered agrees to pay the prevailing party all reasonable costs, charges and expenses, including reasonable attorneys' fees, expended or incurred by the prevailing party in connection therewith.

                  23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  24. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and to be performed wholly within said State.

                  25. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  26. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                          ASSOCIATED ESTATES REALTY CORPORATION



                          HOLDERS:

                               -----------------------------------


                               Address:
                                       ---------------------------

                               -----------------------------------

                               -----------------------------------

                          No. of Shares:
                                        --------------------------

                              MIG Residential REIT
                 Comprehensive Property Due Diligence Checklist


-------------------------------------------------------------------------------------------------------------------------------
                                                20TH &    ANNEN    DESERT              HAMPTON    MORGAN              WINDSOR
  ITEM #  ITEM                                  CAMPELL   WOODS    OASIS   FLEETWOOD    POINT     PLACE    PEACHTREE   FALLS
-------------------------------------------------------------------------------------------------------------------------------
       1  Phase I Environmental Report             X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
       2  Survey                                   X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
       3  Appraisals                               X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
       4  List of property employees and salaries  X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
       5  Form lease and all addendums             X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
       6  Maintenance, service, and supply
          contracts                                X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
       7  Plans and specifications of the
          project                                  X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
       8  Personal property leases                n/a      n/a      n/a      N/a         n/a        X         n/a       n/a
-------------------------------------------------------------------------------------------------------------------------------
       9  List of all personal property            X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      10  Current rent roll                        X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      11  Annual operating statements for the
          past three years                         X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      12  Tax returns for the past three years     X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      13  List of addresses for each               X        X        X        X           X         X          X         X
          building/site
-------------------------------------------------------------------------------------------------------------------------------
      14  Pending purchase orders for work to
          be performed                             X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      15  All correspondence relating to any
          pending eminent domain or other         n/a      n/a      n/a      N/a         n/a       n/a        n/a       n/a
          similar action
-------------------------------------------------------------------------------------------------------------------------------
      16  Real estate tax bills for the past       X        X        X        X           X         X          X         X
          two years
-------------------------------------------------------------------------------------------------------------------------------
      17  Owner's Title Insurance Policy           X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      18  Three years insurance loss history
          for the property                         X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      19  Certificates of occupancy                X        X        X        X                     X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      20  List of utility meters servicing the     X        X        X        X           X         X          X         X
          property
-------------------------------------------------------------------------------------------------------------------------------
      21  List of current vendors                  X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      22  Two years capital improvement history    X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      23  Three year history of fire or other
          casualty damage                          X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      24  Pool permit                              X       n/a       X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      25  Legal description                        X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      26  Site plan                                X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      27  1998 Operating Budgets including capital X        X        X        X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      28  Zoning compliance information
-------------------------------------------------------------------------------------------------------------------------------
      29  Engineering Reports                      X                 X                     X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      30  1997 Operating Statements                X        X        X         X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------
      31  Pending Litigation Information                    X                  X           X         X          X         X
-------------------------------------------------------------------------------------------------------------------------------